UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Michael W. Stockton

American Balanced Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Invest in a balanced fund that
has stood the test of time.

Special feature page 6

American Balanced Fund® Annual report for the year ended December 31, 2015

American Balanced Fund seeks conservation of capital, current income and long-term growth of capital and income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2016, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.62%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.56%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	Celebrating 40 years of change balanced with consistency.

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
35	Board of trustees and other officers

Fellow investors:

The year 2015 was a push-and-pull experience for many investors as bouts of market volatility surfaced now and again to temper periods of growth — exactly the type of market that people anticipate when they choose to invest in a balanced fund.

American Balanced Fund (AMBAL) served its shareholders well, gaining 1.72% during that uncertain 12-month timeframe, ended December 31, 2015. In comparison, the 60% S&P 500/40% Barclays U.S. Aggregate Index and the Lipper Balanced Funds Index — two broad benchmark measures for balanced funds — trailed with returns of 1.28% and –0.42%, respectively.

Of course, we, like most of our shareholders, are long-term investors. From that perspective, we are pleased to report that AMBAL’s five-, 10-year and lifetime results were 9.83%, 6.83% and 10.70%, respectively, and that they continue to outpace the long-term results of both the balanced fund index and the 60%/40% blend. (See “Results at a glance” below.)

This should be good news to our many shareholders, particularly those saving for retirement by investing in AMBAL through their employer’s retirement plan. AMBAL remains ranked as one of the top balanced funds available in retirement plans today, according to Pensions & Investments magazine. Additionally, the fund is listed as one of the most popular funds for retirement savers by Kiplinger, which has called AMBAL “a reliable performer.”

2015 market review

January set the stage for what would be a bumpy experience for investors in 2015. Despite a slow but steadily growing U.S. economy, with promising indicators, concerns over oil prices and a global economic slowdown led investors into a volatile start for the year.

Results at a glance

For periods ended December 31, 2015, with all distributions reinvested

	Cumulative
	total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 7/26/75)[1]

AMBAL (Class A shares)	1.72%	9.83%	6.83%	10.70%
60% S&P 500/40% Barclays U.S. Aggregate Index[2,3]	1.28	8.95	6.48	10.16
Lipper Balanced Funds Index[4]	–0.42	6.98	5.43	9.79

The market indexes shown in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Date Capital Research and Management Company began managing the fund.
[2]	Blends the S&P 500 Composite Index with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[3]	The Barclays U.S. Aggregate Index did not exist until December 31, 1975. For the period between July 31, 1975, and December 31, 1975, Barclays Government/Credit Bond Index results were used. The Barclays indexes are based on July 31, 1975, index value.
[4]	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

American Balanced Fund	1

Another critical contributor to AMBAL’s positive results in 2015 was a defensive asset allocation intended to protect our shareholders in the event of increased volatility. We believe this will continue to prove a wise move.

Shortly thereafter, starting in February, the equity market again began to find its footing. The Dow Jones Industrial Average (DJIA), a measure of the stock market, set new records on several occasions until closing at 18,312 on May 19, 2015, its highest point ever.

Three months later, in late August, the Dow dropped 14% below that record high. While some experts pointed to economic troubles in China as the primary reason behind the drop, and we believe there is some validity to that, we viewed this as a very normal market correction — one for which we were prepared. It is rare to be six years into a bull market without a significant correction. And typically, every few years, the market incurs some sort of adjustment to bring valuations back to reasonable levels.

We are pleased with how AMBAL weathered that downturn. By proactively adjusting our asset allocation to be more defensive than it was last year, our conservative fixed-income portfolio was in a position to benefit from a late-summer rally in the bond market that helped to cushion negative effects from the market drop on the overall fund.

Throughout most of 2015, bond investors balanced expectations for an interest rate hike with worries over the path and pace of any additional increases down the road. Finally, in December, the Federal Reserve announced an increase of 25 basis points to the federal funds interest rate — the first increase from near-zero rates since 2006.

The move was undoubtedly an expression of confidence in the U.S. economy. To help settle investors further, Federal Reserve Board Chair, Janet Yellen, stressed that future increases would be “gradual” and based on inflation.

AMBAL highlights

Throughout a year of uncertainty, AMBAL’s goals remained constant: To protect investor capital (that is, minimize losses in an adverse market environment), while seeking to generate income and provide growth over time.

We pursue those goals prudently, as always, through careful investment selection. The fund invests primarily in blue-chip equities and investment-grade (rated BBB/Baa and above) fixed-income securities with a U.S. emphasis.

A number of sectors in the S&P 500 Composite Index advanced in 2015, led by a 10.11% rise in consumer discretionary. Health care, consumer staples and information technology made more modest gains of 6.89%, 6.60% and 5.92%, respectively. But for the second year in a row, energy proved the worst performing sector at –21.18%, as plunging crude oil prices continued to take their toll.

While AMBAL’s portfolio maintained a lower exposure to energy companies than the S&P 500, select investments, such as Royal Dutch Shell (–33.81%), proved a drag on returns. However, these were not enough to hold the fund back from outpacing its benchmarks.

Results were bolstered, in part, by holdings of consumer discretionary companies that were greater than those of the S&P 500. In fact, Amazon (+117.78%) and Home Depot (+25.99%) were among the fund’s top contributors to this year’s return. Amazon, a detractor for the fund last year, continued to beat quarterly earnings expectations throughout 2015, supported by increased transparency on its various online retail and cloud computing services. Home Depot, too, had better-than-expected earnings for the year.

In addition, strong returns from Microsoft (+19.44%) lifted AMBAL’s results among information technology companies. [Read the article beginning on page 6 for more details on our investment in Microsoft.] And our investment selection among consumer staples companies, such as Philip Morris International (+7.93%), was additive to the fund.

Another critical contributor to AMBAL’s positive results in 2015 was a defensive asset allocation intended to protect our shareholders in the event of increased volatility. We believe this will continue to prove a wise move. In December 2014, the allocation was set at 67% equities, 28% fixed income and 5% cash — a noticeable difference from the year prior when the equity portion was near the maximum of 75% in order to enable investors to benefit from the market’s growth potential. Throughout 2015, we further dialed back the equity portion of the portfolio. By year-end, it was just

2	American Balanced Fund

below 61%, and we expect to reduce it further in 2016.

In an effort to further protect the fund against potential unrest caused by market concerns over liquidity, the fixed-income portion of the portfolio includes U.S. Treasuries and mortgage-backed securities that offer plenty of liquidity, including Ginnie Mae and Fannie Mae bonds.

Thank you for your support

This year marks the 40th anniversary of the fund under Capital Research and Management Company. We welcome our many new shareholders and wish to assure all of our investors that we will continue to follow our prudent, research-driven approach to investing that has characterized American Balanced Fund for four decades. We look forward to reporting to you again in six months’ time.

Sincerely,

Gregory D. Johnson

Vice Chairman of the Board

and President

February 11, 2016

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

While most of the companies that AMBAL invests in are based in the U.S., many do business on a global basis. For example, approximately 1% of the companies are based in developing countries, but a meaningful portion of their revenues may come from emerging markets. This is why it’s important to have active management supported by a global research operation when investing in today’s markets.

Equity portion breakdown by domicile (%)

Region	Fund	Index
United States	95%	100%
Canada	1	—
Europe	3	—
Japan	— *	—
Asia-Pacific ex. Japan	—	—
Emerging markets	1	—
Total	100%	100%

*Figure is less than 1%.

Equity portion breakdown by revenue (%)

Region	Fund	Index
United States	59%	62%
Canada	3	2
Europe	12	13
Japan	3	3
Asia-Pacific ex. Japan	1	1
Emerging markets	22	19
Total	100%	100%

Compared with the S&P 500 as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of December 31, 2015).

American Balanced Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Results of the Lipper Balanced Funds Index do not reflect any sales charges.
[5]	Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Government/ Credit Bond Index was used.
[6]	For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

4	American Balanced Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2015. As you can see, the investment grew to $574,022 with all distributions reinvested. The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown.

American Balanced Fund	5

Celebrating 40 years of change balanced with consistency.

Five of AMBAL’s portfolio managers share their thoughts on the fund.

Greg Johnson	Hilda Applbaum	John Smet	Jim Mulally	Mike Kerr

6	American Balanced Fund

“Change must always be balanced with some degree of consistency.”

Ron D. Burton, American businessman

Standing the test of time

This year, American Balanced Fund (AMBAL) celebrates 40 years with Capital Research and Management Company (CRMC), the investment adviser for American Funds.

Over four decades and seven market cycles, investors have observed historic market highs and some sobering corrections as the Dow Jones Industrial Index gradually rose from 852 in December 1975 to 17,425 in December 2015.

Through it all, the portfolio managers of AMBAL have sought opportunity in change, while working within a framework intended to preserve consistency in results over time and instill peace of mind for investors.

Aligning with shareholder objectives

“Change can be a good thing. But it tends to make people nervous. Our investors want to grow their wealth and generate some income without losing sleep over volatility,” says Greg Johnson, president and portfolio manager of AMBAL.

During the 40 years of CRMC’s management, AMBAL has earned an average annual return of 10.70%. By comparison, the Lipper Balanced Funds Index, a broad measure of balanced funds, returned 9.79%. The difference in these returns, when compounded over many years, can be substantial to an investor, especially one who is about to retire.

“AMBAL provides an easy, hopefully painless way for someone to have a thoughtful investment profile,” explains portfolio manager Hilda Applbaum. “I believe that everyone’s core investments should be either in a balanced fund or managed like one in order to address his or her long-term needs for capital growth, capital preservation and income.”

According to portfolio manager John Smet, “Three tools make all the difference: careful stock selection, a high-quality bond portfolio and flexible asset allocation. I believe that these are what have provided AMBAL shareholders with good returns over time with less volatility and less downside.”

Balancing change with consistency

The fund’s primary way of adding value for shareholders is through individual stock selection. AMBAL’s portfolio managers have built the fund’s portfolio one company at a time, basing each decision on belief in the company’s long-term business prospects. Such convictions are developed over time through extensive research and a value-driven approach to investing. This is known as The Capital SystemSM of investing.

The Capital System combines individual accountability with teamwork. Each of the American Funds is divided into smaller portions that are managed independently by a diverse team of investment professionals. A group of investment analysts also manages one portion of the fund known as the research portfolio.

“Capital spends a great deal of time thinking about the mix of portfolio managers in any given fund,” says Hilda. “Obviously the prospectus dictates how we proceed, but everyone brings their own investment style, background, history and successes to the process. This has allowed for a certain dampening of volatility over time and has shown to improve the diversification of the portfolio.”

“The Capital System is central to how we invest,” says portfolio manager

American Balanced Fund	7

Jim Mulally. “That won’t ever change. And yet, the system does allow for change in effective ways. For example, it’s designed to smoothly facilitate the redistribution of managers without disrupting the fund. AMBAL used to have two fixed-income managers and we recently added two more.”

The fund also has five equity managers and one balanced manager who invests in both equities and fixed-income securities.

“We’ve had a balanced manager in AMBAL for decades,” says Hilda. “I currently serve in that role and I get to think about relative value in a way that’s different from the other managers. An equity-only manager generally focuses on their primary directive: ‘What are the best investments I can make?’ If the equity manager is concerned about the market or valuations, he or she can consider holding more cash. Similarly, the fixed-income manager may make the cash versus bond decision. But the balanced manager is charged with the equity versus fixed-income decision, based on an assessment of relative value, which can enable me to provide a unique perspective on different issues.”

American Funds shareholders can benefit from the breadth of experience that each of the portfolio managers brings to the fund(s) in which they participate. These professionals average 27 years of investment experience, including 22 years at American Funds, reflecting a career commitment to the long-term investment approach that the company follows.

They are supported by an extensive global research effort that is the backbone of The Capital System. Investment opportunities are identified with a fundamental, bottom-up approach that takes into consideration the company’s financials, management, dividends, revenue growth and competition, amongst other factors.

Portfolio manager Mike Kerr offers some additional perspective: “From about 1985 to 1995, when the active style of money management that we follow was in its heyday, I felt there was a tremendous level of competition from other financial companies that approached investment research exactly the way we did and still do today — with a long-term focus. But now, active management is far less universal and it seems much of the competition has become shorter term oriented and less focused on the fundamentals, sometimes locking themselves into a certain style that is difficult to change as the world and markets change. Our approach to research, which has become more and more unique, enables us to identify individual companies that offer promise even if their industry is out of favor.”

Providing a cushion against volatility

Within AMBAL, the role of fixed income remains constant — to provide income, even when yields are low, as they have been recently — and also act as a buffer when the stock market is down.

“There are periods when stocks do poorly and bonds do well,” clarifies John. “AMBAL has a high-quality portfolio that we think will do well in a period when stocks go down. Bonds are there to be a counter-weight to equities and smooth-out the ride for our investors. That hasn’t changed.”

What has changed, he points out, are the instruments. “Forty years ago,” says John,

1975

AMBAL’s origin actually hails back to 1932. Founded as Commonwealth Investment Company and managed by North American Securities Company, the fund likely appealed to investors who had learned a hard lesson from the stock market crash of 1929, when the Dow Jones Industrial Average fell 84%.

The fund grew over the next 43 years as more and more investors sought to reduce volatility by having a portfolio that held both stocks and bonds.

In 1975, CRMC acquired the fund from then-manager American Express, renaming it American Balanced Fund (AMBAL).

“Change can be a good thing. But it tends to make people nervous. Our investors want to grow their wealth and generate some income without losing sleep over volatility.”

Greg Johnson, president and portfolio manager

8	American Balanced Fund

1985

10th anniversary

Top-10 holdings
Southwestern Bell	2.8%
Pacific Telesis	2.6
Procter & Gamble	2.6
Rohm and Haas	2.3
Lucky Stores	2.3
Eastman Kodak	2.3
Aetna Co.	2.0
American Information Technologies	1.8
Duke Power Company	1.7
Sears Holdings Corp.	1.6

Top-3 sectors
Services	16.6%
Capital equipment	11.3
Energy	8.6

Year-end asset allocation

Net assets: $148,220*

1995

20th anniversary

Top-10 holdings
Phillips Petroleum	2.0%
Wal-Mart	2.0
3M	1.7
Philip Morris International	1.6
Dupont	1.4
Allstate	1.4
Warner-Lambert	1.3
Merck	1.2
Ford Motor	1.1
CSX	1.1

Top-3 sectors
Finance	13.6%
Services	10.9
Consumer goods	9.6

Year-end asset allocation

Net assets: $3,047,513*

2005

30th anniversary

Top-10 holdings
ExxonMobil	1.7%
Microsoft	1.7
Altria	1.6
Wal-Mart	1.6
Citigroup	1.6
IBM	1.5
General Electric	1.4
Royal Dutch Shell	1.3
Berkshire Hathaway	1.3
BellSouth	1.2

Top-3 sectors
Financials	11.4%
Information technology	11.2
Health care	8.5

Year-end asset allocation

Net assets: $51,946,551*

2015

40th anniversary

Top-10 holdings
Microsoft	4.0%
Philip Morris International	2.6
Amazon	2.4
Comcast	2.3
Wells Fargo	2.1
Home Depot	2.1
Berkshire Hathaway	1.9
Coca-Cola	1.9
JPMorgan Chase	1.7
Lockheed Martin	1.6

Top-3 sectors
Financials	10.8%
Consumer discretionary	9.9
Information technology	9.8

Year-end asset allocation

Net assets: $84,567,034*

All data shown is as of December 31 of the year indicated.

*Dollars in thousands.

American Balanced Fund	9

“there weren’t asset-backed securities or commercial mortgage-backed securities.” He also explains that the transparency of how markets trade has evolved over time.

“Today, we have multiple screens where we can see, second-by-second, the prices of Treasury securities. We can transact larger volumes with lower cost. You just didn’t have that kind of technology for trading back in the ’70s or ’80s.”

Appropriately, the holdings in the fixed-income portfolio of AMBAL also change to keep up with — and, hopefully, ahead of — the times. For example, government regulation has prompted many banks around the world to cut back on their bond trading business because it isn’t as lucrative as it once was. This could lead to more volatility in the bond markets going forward. In response, the fixed-income portion of AMBAL is now positioned with a fairly liquid portfolio that the managers believe can help them take advantage of market opportunities as they arise.

Guiding the decisions of the fixed-income portfolio managers, and their ability to analyze individual securities, is our research effort that has evolved over the decades to more fully leverage the power of The Capital System. Jim explains, “Our commitment to research keeps getting stronger and stronger. That’s not just our own internal credit research but also tapping the company’s equity research, which in my opinion is one of the biggest strengths of our fixed-income group. We get a full perspective from people who are looking at companies in different ways.”

Providing additional perspective are two research groups that were recently formed at CRMC. The Portfolio Strategy Group (PSG) provides discipline to the portfolio through defining investment themes that help portfolio managers make more informed, and consistent decisions. It establishes broad, strategic parameters that act as a guide in the construction of AMBAL’s fixed-income portfolio. The Risk and Quantitative Solutions Group (RQS) is a team of risk analysts that uses computer modeling to help portfolio managers better understand the risk within a fund, both now and under different scenarios in the future.

“The RQS Group has become an extremely important part of what we do as investors,” says John. “In the case of AMBAL, they help us fully understand the risks we are taking in our bond portfolio and how fixed income interacts with the equity portfolio.”

Jim agrees, “These changes to our fixed-income group have definitely contributed to AMBAL’s superior long-term investment results.”

Harnessing change through asset allocation

“Markets have a lot of emotion in them. And that manifests itself in continual change. Emotion can drive the valuations of companies and stocks to extremes … in both directions,” says Mike. “While we always adhere to The Capital System of investing, we do have the flexibility to change the way in which we invest for AMBAL, adjusting the emphasis in our portfolio — the ratio of equities to bonds — depending on where we think we are in the market cycle and where we believe the value is.”

He points out that other balanced funds have the ability to adjust their allocations, but few do and not to the extent that AMBAL has.

“At any given time, we seek an optimal balance for AMBAL,” says Greg. “By

How AMBAL is managed

Portfolio managers

AMBAL’s 10 portfolio managers have an average of 30 years of investment experience.* Each is assigned a portion of the overall assets to manage independently, bringing to bear their own personal investment style and highest conviction ideas.

Hilda L. Applbaum	29 years
Andrew F. Barth	31 years
Alan N. Berro	30 years
Gregory D. Johnson	22 years
Michael T. Kerr	32 years
Jeffrey T. Lager	21 years
James R. Mulally	40 years
Dina N. Perry	38 years
Wesley K.-S. Phoa	22 years
John H. Smet	34 years

Investment analysts

The analysts also invest in their strongest convictions through the research portfolio, which is coordinated by Justin Toner.

*	List of investment professionals and their years of experience are as of the prospectus dated March 1, 2016 (unaudited).

10	American Balanced Fund

design, equities can account for as much as 75% and no less than 50% of the AMBAL portfolio.” In 2013, the fund was 74% invested in equities to enable shareholders to benefit from strong growth potential in the equity market.” Currently, the fund is just above 60% equities, a significant move to protect investors in a volatile environment where the direction of the equity market is less clear.

“AMBAL is not a static portfolio,” says Jim. “In the past few years we’ve been active in changing the mix between stocks and bonds — and we’ve proven that this can be a strength. I think a lot of investors are uncomfortable with the idea of doing this themselves, adjusting the mix within their own investment portfolios. It’s reassuring to have professionals that they can trust make those decisions.”

Looking ahead

The importance of balanced investing is a clear concept when one considers how short-term fluctuations can prompt knee-jerk reactions from investors who often have long-term investment goals.

“I think people’s natural predispositions would have some investors act much more risk adverse than is good for their long-term objectives. And there are others who are highly risk tolerant, probably too much so,” says Hilda. “The best way to meet long-term objectives is having a more balanced approach to both risk and return.

“The celebration of AMBAL’s 40th anniversary with Capital is a testament to that approach. Sure, at any time you can point to a fund that may seem better, sexier or momentarily more significant. But times change. The real measure of success, in my mind, is longevity.”

Mike summarizes, “We design our funds to stand the test of time. That’s the American Funds brand. And it’s all due to our core philosophy for managing money: The Capital System. I believe AMBAL will continue to help investors pursue their goals in the decades to come. It will have a 50th anniversary with us at Capital and it will have a 75th anniversary.” ■

Paul Benjamin
Investment analyst
Information technology

Inside the research portfolio

Investment analyst Paul Benjamin describes the importance of the research portfolio to AMBAL and, in turn, to its shareholders.

“It’s worth noting that AMBAL analysts hold no more than two or three stocks at a time. At other firms, where an analyst might recommend six or more stocks, it can be harder to communicate conviction for one particular holding.

“But it’s our research portfolio that provides a real distinction that you just don’t see elsewhere. The ability to actually invest in a portion of the fund creates a critical partnership between analysts and portfolio managers. So when I tell our portfolio managers, ‘Hey, I think you really should take a look at Microsoft,’ and they see that it’s 55% of my research portfolio, that sends a real message. My confidence may inspire them to invest in it as well.”

Today, Microsoft is AMBAL’s largest position.

“We’ve invested in Microsoft for a long time, at first because we saw it as a company with really good assets. But it was in 2013, when the company brought in some visionary new management, supported by a world-class board of directors, that we really built up our position.”

And it’s turned out to be a very good decision. “This year, the company turned around its consumer business — Windows 10 is a very good operating system and their Surface products (tablet and notebook) are selling well. But the biggest attraction for Microsoft lies within their growing enterprise business as an application and infrastructure cloud vendor.

“That part of the industry is undergoing a massive structural change, the kind that only happens every 25 to 30 years. We are 100% convinced that the cloud is the next generation of IT — it’s the future and it’s happening now. This year, Microsoft’s Office 365 will likely pass Salesforce.com as the largest cloud application and their Azure product grew 130%, solidifying its position as the second-largest infrastructure cloud vendor.”

AMBAL may be well-positioned to pursue long-term investment opportunities in this growing area as it is heavily invested in not only Microsoft but Amazon, which is still, by far, the largest infrastructure cloud vendor in the industry.

American Balanced Fund	11

Summary investment portfolio December 31, 2015

Investment mix by security type	Percent of net assets

Common stocks 60.72%	Shares	Value (000)
Financials 10.76%
Wells Fargo & Co.	32,477,000	$1,765,450
Berkshire Hathaway Inc., Class A1	8,179	1,617,806
JPMorgan Chase & Co.	21,561,000	1,423,673
ACE Ltd.	4,815,000	562,633
Citigroup Inc.	10,500,000	543,375
SunTrust Banks, Inc.	12,500,000	535,500
Other securities		2,654,615
		9,103,052

Consumer discretionary 9.88%
Amazon.com, Inc.[1]	2,954,000	1,996,579
Comcast Corp., Class A	34,370,000	1,939,499
Home Depot, Inc.	13,309,349	1,760,161
Twenty-First Century Fox, Inc., Class A	31,102,306	844,739
Other securities		1,812,754
		8,353,732

Information technology 9.79%
Microsoft Corp.	61,250,000	3,398,150
Intel Corp.	19,005,100	654,726
Avago Technologies Ltd.	4,124,500	598,671
ASML Holding NV (New York registered)	4,944,401	438,915
ASML Holding NV2	1,723,143	153,560
Texas Instruments Inc.	9,282,000	508,746
VeriSign, Inc.[1]	5,400,000	471,744
TE Connectivity Ltd.	6,655,000	429,980
Other securities		1,626,045
		8,280,537

Consumer staples 8.18%
Philip Morris International Inc.	24,692,000	2,170,674
Coca-Cola Co.	37,468,000	1,609,625
Procter & Gamble Co.	10,060,000	798,865
Kraft Heinz Co.	9,986,850	726,643
Mondelez International, Inc.	10,000,000	448,400
Other securities		1,160,045
		6,914,252

Health care 6.37%
UnitedHealth Group Inc.	9,132,500	1,074,347
Merck & Co., Inc.	19,132,406	1,010,574
Express Scripts Holding Co.[1]	7,590,000	663,442
Johnson & Johnson	5,610,000	576,259
Bristol-Myers Squibb Co.	7,140,000	491,161

12	American Balanced Fund

	Shares	Value (000)
Medtronic PLC	5,851,000	$450,059
Pfizer Inc.	13,240,000	427,387
Other securities		694,022
		5,387,251

Industrials 6.04%
Lockheed Martin Corp.	6,194,037	1,345,035
Boeing Co.	8,302,000	1,200,386
General Electric Co.	21,500,000	669,725
Other securities		1,888,761
		5,103,907

Energy 3.87%
ConocoPhillips	12,010,000	560,747
Royal Dutch Shell PLC, Class B (ADR)	9,868,000	454,323
Royal Dutch Shell PLC, Class B2	4,000,000	91,337
Chevron Corp.	5,444,755	489,810
Other securities		1,674,094
		3,270,311

Materials 2.23%
E.I. du Pont de Nemours and Co.	10,807,388	719,772
Praxair, Inc.	5,580,407	571,434
Other securities		598,244
		1,889,450

Other 0.31%
Other securities		263,471

Miscellaneous 3.29%
Other common stocks in initial period of acquisition		2,781,628

Total common stocks (cost: $33,736,116,000)		51,347,591

Preferred securities 0.00%
Financials 0.00%
Other securities		4,908

Total preferred securities (cost: $5,208,000)		4,908

Bonds, notes & other debt instruments 33.39%	Principal amount (000)
U.S. Treasury bonds & notes 11.55%
U.S. Treasury 8.74%
U.S. Treasury 0.625% 2018[3]	$780,000	770,429
U.S. Treasury 1.25% 2020	617,000	607,696
U.S. Treasury 1.375% 2020	1,232,875	1,211,546
U.S. Treasury 1.50% 2020	543,025	538,675
U.S. Treasury 1.625% 2020	692,750	688,850
U.S. Treasury 1.75% 2022	510,500	500,510
U.S. Treasury 2.00% 2025	432,518	421,731
U.S. Treasury 0.63%–5.50% 2016–2045	2,644,242	2,652,493
		7,391,930

U.S. Treasury inflation-protected securities 2.81%
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	498,045	492,802
U.S. Treasury Inflation-Protected Security 0.375% 2025[4]	491,741	476,347
U.S. Treasury Inflation-Protected Securities 0.13%–2.50% 2016–2045[4]	1,449,650	1,402,695
		2,371,844

Total U.S. Treasury bonds & notes		9,763,774

American Balanced Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes 10.97%
Financials 3.12%
Berkshire Hathaway Inc. 2.00%–2.90% 2016–2020	$48,840	$49,643
JPMorgan Chase & Co. 1.35%–3.88% 2017–2025	176,835	175,510
JPMorgan Chase & Co., junior subordinated 5.30%-7.90% (undated)	60,000	62,237
Wells Fargo & Co. 1.25%–4.90% 2016–2045	130,935	133,686
Other securities		2,215,968
		2,637,044

Health care 1.68%
UnitedHealth Group Inc. 1.40%–6.00% 2017–2025	97,050	102,309
Other securities		1,316,463
		1,418,772

Consumer discretionary 1.31%
21st Century Fox America, Inc. 3.70% 2025[5]	11,920	11,923
Amazon.com, Inc. 3.80%–4.95% 2024–2044	97,075	102,112
Comcast Corp. 3.38%–6.45% 2017–2045	73,465	79,267
Home Depot, Inc. 3.35%–5.95% 2021–2041	25,850	29,312
Other securities		885,112
		1,107,726

Consumer staples 0.93%
Coca-Cola Co. 1.80% 2016	17,500	17,611
Philip Morris International Inc. 3.25%–4.25% 2024–2044	65,130	65,582
Other securities		705,279
		788,472

Information technology 0.52%
Microsoft Corp. 2.65%–4.45% 2022–2045	75,785	76,779
Other securities		363,308
		440,087

Industrials 0.44%
Lockheed Martin Corp. 3.10%–4.70% 2023–2046	71,250	72,215
Other securities		301,270
		373,485

Other corporate bonds & notes 2.97%
Other securities		2,514,714

Total corporate bonds & notes		9,280,300

Mortgage-backed obligations 7.60%
Fannie Mae 0%–11.00% 2017–2047[6,7,8]	1,855,516	1,940,272
Freddie Mac 0%–6.50% 2020–2046[6,7,8]	978,369	1,016,501
Government National Mortgage Assn. 3.50%–10.00% 2021–2061[7,8]	1,600,151	1,698,557
Other securities		1,772,674
		6,428,004

Federal agency bonds & notes 1.17%
Fannie Mae 0.38%–6.25% 2016–2029	299,185	301,295
Federal Home Loan Bank 0.38%–5.50% 2016–2036	161,365	163,364
Freddie Mac 0.50%–2.50% 2016–2022	356,705	356,552
Other securities		171,132
		992,343

Other bonds & notes 1.94%
Other securities		1,632,516

Miscellaneous 0.16%
Other bonds & notes in initial period of acquisition		137,093

Total bonds, notes & other debt instruments (cost: $28,295,404,000)		28,234,030

14	American Balanced Fund

Short-term securities 6.90%	Principal amount (000)	Value (000)
Fannie Mae 0.17%–0.33% due 1/4/2016–4/27/2016	$553,306	$553,034
Federal Home Loan Bank 0.10%–0.57% due 1/8/2016–6/27/2016	3,371,299	3,369,366
Freddie Mac 0.15%–0.51% due 1/4/2016–5/18/2016	648,800	648,488
U.S. Treasury Bills 0.19%–0.55% due 3/17/2016–6/9/2016	390,000	389,658
Wells Fargo Bank, N.A. 0.48% due 5/4/2016–5/16/2016	75,000	75,051
Other securities		801,272

Total short-term securities (cost: $5,836,376,000)		5,836,869
Total investment securities 101.01% (cost: $67,873,104,000)		85,423,398
Other assets less liabilities (1.01)%		(856,364)

Net assets 100.00%		$84,567,034

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $819,807,000, which represented .97% of the net assets of the fund. This amount includes $749,293,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	A portion of this security was pledged as collateral. The total value of pledged collateral was $1,482,000, which represented less than .01% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $3,292,096,000, which represented 3.89% of the net assets of the fund.
[6]	Coupon rate may change periodically.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Purchased on a TBA basis.

Key to abbreviations

ADR = American Depositary Receipts

TBA = To-be-announced

See Notes to Financial Statements

American Balanced Fund	15

Financial statements

Statement of assets and liabilities
at December 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value (cost: $67,873,104)		$85,423,398
Cash		926
Receivables for:
Sales of investments	$1,437,237
Sales of fund’s shares	297,432
Dividends and interest	233,838
Other	2,060	1,970,567
		87,394,891
Liabilities:
Payables for:
Purchases of investments	2,461,081
Repurchases of fund’s shares	320,124
Investment advisory services	16,523
Services provided by related parties	24,523
Trustees’ deferred compensation	3,641
Other	1,965	2,827,857
Net assets at December 31, 2015		$84,567,034

Net assets consist of:
Capital paid in on shares of beneficial interest		$66,349,452
Undistributed net investment income		195,437
Undistributed net realized gain		472,650
Net unrealized appreciation		17,549,495
Net assets at December 31, 2015		$84,567,034

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (3,551,239 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$49,214,662	2,064,975		$23.83
Class B	279,402	11,735		23.81
Class C	6,173,373	260,422		23.71
Class F-1	3,367,274	141,382		23.82
Class F-2	2,634,338	110,589		23.82
Class 529-A	2,861,098	120,224		23.80
Class 529-B	38,822	1,627		23.87
Class 529-C	905,035	38,052		23.79
Class 529-E	141,770	5,960		23.79
Class 529-F-1	116,580	4,902		23.78
Class R-1	150,946	6,374		23.68
Class R-2	1,219,609	51,463		23.70
Class R-2E	2,574	108		23.77
Class R-3	3,169,590	133,606		23.72
Class R-4	4,431,151	186,219		23.80
Class R-5E	9	—	*	23.82
Class R-5	2,571,202	107,801		23.85
Class R-6	7,289,599	305,800		23.84

*Amount less than one thousand.

See Notes to Financial Statements

16	American Balanced Fund

Statement of operations
for the year ended December 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $8,684)	$1,268,238
Interest	604,480	$1,872,718
Fees and expenses*:
Investment advisory services	189,337
Distribution services	241,786
Transfer agent services	74,051
Administrative services	21,619
Reports to shareholders	2,349
Registration statement and prospectus	3,087
Trustees’ compensation	401
Auditing and legal	773
Custodian	451
Other	3,822	537,676
Net investment income		1,335,042

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $590)	3,728,765
Currency transactions	(4,321)	3,724,444
Net unrealized depreciation on:
Investments	(3,734,057)
Currency translations	(96)	(3,734,153)
Net realized gain and unrealized depreciation		(9,709)

Net increase in net assets resulting from operations		$1,325,333

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended December 31
	2015	2014
Operations:
Net investment income	$1,335,042	$1,155,746
Net realized gain	3,724,444	4,941,354
Net unrealized (depreciation) appreciation	(3,734,153)	271,527
Net increase in net assets resulting from operations	1,325,333	6,368,627

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,276,612)	(1,089,310)
Distributions from net realized gain on investments	(3,176,474)	(4,365,643)
Total dividends and distributions paid to shareholders	(4,453,086)	(5,454,953)

Net capital share transactions	8,031,108	7,862,108

Total increase in net assets	4,903,355	8,775,782

Net assets:
Beginning of year	79,663,679	70,887,897
End of year (including undistributed net investment income: $195,437 and $122,668, respectively)	$84,567,034	$79,663,679

See Notes to Financial Statements

American Balanced Fund	17

Notes to financial statements

1. Organization

American Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income, and long-term growth of capital and income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R2-E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

18	American Balanced Fund

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In

American Balanced Fund	19

addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$8,969,946	$133,106	$—	$9,103,052
Consumer discretionary	8,353,732	—	—	8,353,732
Information technology	8,126,977	153,560	—	8,280,537
Consumer staples	6,903,700	10,552	—	6,914,252
Health care	5,249,457	137,794	—	5,387,251
Industrials	5,103,907	—	—	5,103,907
Energy	2,978,165	292,146	—	3,270,311
Materials	1,889,450	—	—	1,889,450
Other	233,851	29,620	—	263,471
Miscellaneous	2,774,321	7,307	—	2,781,628
Preferred securities	—	4,908	—	4,908
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	9,763,774	—	9,763,774
Corporate bonds & notes	—	9,280,300	—	9,280,300
Mortgage-backed obligations	—	6,428,004	—	6,428,004
Federal agency bonds & notes	—	992,343	—	992,343
Other	—	1,632,516	—	1,632,516
Miscellaneous	—	137,093	—	137,093
Short-term securities	—	5,836,869	—	5,836,869
Total	$50,583,506	$34,839,892	$—	$85,423,398

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or

20	American Balanced Fund

particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

American Balanced Fund	21

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Collateral — The fund participates in a collateral program due to its use of future delivery contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss of unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state tax authorities for tax years before 2011.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and paydowns on fixed-income securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2015, the fund reclassified $100,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $14,439,000 from undistributed net realized gain to undistributed net investment income and $239,467,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$198,549
Undistributed long-term capital gains	574,040
Gross unrealized appreciation on investment securities	19,001,879
Gross unrealized depreciation on investment securities	(1,553,316)
Net unrealized appreciation on investment securities	17,448,563
Cost of investment securities	67,974,835

22	American Balanced Fund

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2015						Year ended December 31, 2014
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income		Long-term capital gains	Total dividends and distributions paid
Class A	$780,804		$1,850,230		$2,631,034		$682,770		$2,574,901	$3,257,671
Class B	2,887		11,278		14,165		4,570		30,111	34,681
Class C	49,142		230,739		279,881		39,424		306,922	346,346
Class F-1	49,755		125,871		175,626		40,381		156,238	196,619
Class F-2	40,892		94,983		135,875		23,275		100,875	124,150
Class 529-A	43,528		108,092		151,620		39,082		155,378	194,460
Class 529-B	334		1,564		1,898		507		4,036	4,543
Class 529-C	6,846		34,327		41,173		5,839		49,737	55,576
Class 529-E	1,830		5,378		7,208		1,657		7,925	9,582
Class 529-F-1	2,010		4,397		6,407		1,791		6,088	7,879
Class R-1	1,296		5,762		7,058		1,139		8,714	9,853
Class R-2	11,109		46,871		57,980		10,014		72,266	82,280
Class R-2E1	10		81		91		—	[2]	1	1
Class R-3	41,432		121,458		162,890		38,877		183,868	222,745
Class R-4	71,022		169,504		240,526		63,239		242,446	305,685
Class R-5E3	—	[2]	—	[2]	—	[2]
Class R-5	48,877		98,335		147,212		45,017		146,814	191,831
Class R-6	124,838		267,604		392,442		91,728		319,323	411,051
Total	$1,276,612		$3,176,474		$4,453,086		$1,089,310		$4,365,643	$5,454,953

[1]	Class R-2E shares were offered beginning August 29, 2014.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. On December 11, 2014, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2015, decreasing the annual rates on daily net assets in excess of $89 billion to 0.207%. For the year ended December 31, 2015, the investment advisory services fee was $189,337,000, which was equivalent to an annualized rate of 0.230% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but

American Balanced Fund	23

only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended December 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$116,439	$45,521		$4,823		Not applicable
Class B	3,923	369		Not applicable		Not applicable
Class C	58,199	5,355		2,917		Not applicable
Class F-1	7,840	3,480		1,571		Not applicable
Class F-2	Not applicable	2,327		1,101		Not applicable
Class 529-A	6,441	2,195		1,432		$2,536
Class 529-B	543	49		27		49
Class 529-C	9,045	735		456		807
Class 529-E	711	66		72		127
Class 529-F-1	—	90		58		102
Class R-1	1,560	146		78		Not applicable
Class R-2	9,438	3,665		633		Not applicable
Class R-2E	1	—	*	—	*	Not applicable
Class R-3	16,303	4,533		1,632		Not applicable
Class R-4	11,343	4,251		2,270		Not applicable
Class R-5E†	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	1,234		1,319		Not applicable
Class R-6	Not applicable	35		3,230		Not applicable
Total class-specific expenses	$241,786	$74,051		$21,619		$3,621

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $401,000 in the fund’s statement of operations includes $346,000 in current fees (either paid in cash or deferred) and a net increase of $55,000 in the value of the deferred amounts.

24	American Balanced Fund

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015

Class A	$7,043,352	285,127		$2,591,527	108,336	$(5,519,559)	(223,746)	$4,115,320	169,717
Class B	6,906	280		14,048	587	(273,144)	(11,047)	(252,190)	(10,180)
Class C	1,825,914	74,298		275,693	11,615	(1,272,632)	(51,788)	828,975	34,125
Class F-1	992,383	40,137		171,126	7,161	(511,293)	(20,753)	652,216	26,545
Class F-2	1,189,017	48,224		130,153	5,448	(458,772)	(18,638)	860,398	35,034
Class 529-A	359,270	14,560		151,586	6,345	(374,996)	(15,207)	135,860	5,698
Class 529-B	2,004	81		1,898	79	(36,444)	(1,472)	(32,542)	(1,312)
Class 529-C	135,252	5,487		41,160	1,728	(142,426)	(5,785)	33,986	1,430
Class 529-E	17,938	727		7,205	302	(22,337)	(908)	2,806	121
Class 529-F-1	23,632	957		6,406	268	(20,026)	(812)	10,012	413
Class R-1	37,207	1,513		7,024	296	(45,485)	(1,852)	(1,254)	(43)
Class R-2	284,265	11,573		57,906	2,438	(384,208)	(15,663)	(42,037)	(1,652)
Class R-2E	2,576	104		91	4	(4)	— [2]	2,663	108
Class R-3	744,649	30,283		162,704	6,834	(934,158)	(38,030)	(26,805)	(913)
Class R-4	977,391	39,555		240,507	10,065	(1,002,730)	(40,800)	215,168	8,820
Class R-5E3	10	—	[2]	—	—	—	—	10	— [2]
Class R-5	512,901	20,723		147,202	6,142	(607,400)	(24,674)	52,703	2,191
Class R-6	2,504,254	101,426		392,442	16,404	(1,420,877)	(57,415)	1,475,819	60,415
Total net increase (decrease)	$16,658,921	675,055		$4,398,678	184,052	$(13,026,491)	(528,590)	$8,031,108	330,517

Year ended December 31, 2014

Class A	$5,744,075	229,172		$3,208,616	128,744	$(5,334,850)	(212,761)	$3,617,841	145,155
Class B	11,642	468		34,382	1,383	(339,367)	(13,639)	(293,343)	(11,788)
Class C	1,264,417	50,711		340,638	13,740	(1,346,464)	(54,047)	258,591	10,404
Class F-1	1,131,467	45,255		191,675	7,698	(991,786)	(39,337)	331,356	13,616
Class F-2	1,221,630	48,341		117,423	4,710	(225,168)	(8,954)	1,113,885	44,097
Class 529-A	349,840	13,993		194,398	7,813	(347,878)	(13,849)	196,360	7,957
Class 529-B	3,128	125		4,542	183	(44,288)	(1,773)	(36,618)	(1,465)
Class 529-C	127,469	5,097		55,560	2,235	(130,776)	(5,210)	52,253	2,122
Class 529-E	18,259	729		9,582	386	(19,879)	(791)	7,962	324
Class 529-F-1	21,845	874		7,877	317	(21,674)	(865)	8,048	326
Class R-1	33,513	1,347		9,788	395	(37,993)	(1,530)	5,308	212
Class R-2	282,068	11,333		82,235	3,318	(378,716)	(15,212)	(14,413)	(561)
Class R-2E4	10	—	[2]	—	—	—	—	10	— [2]
Class R-3	774,249	31,058		222,561	8,971	(939,199)	(37,601)	57,611	2,428
Class R-4	1,019,955	40,816		305,651	12,284	(990,090)	(39,478)	335,516	13,622
Class R-5	698,623	27,924		191,801	7,691	(800,550)	(32,002)	89,874	3,613
Class R-6	2,191,350	87,519		411,051	16,488	(470,534)	(18,714)	2,131,867	85,293
Total net increase (decrease)	$14,893,540	594,762		$5,387,780	216,356	$(12,419,212)	(495,763)	$7,862,108	315,355

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.
[4]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $53,704,193,000 and $52,546,794,000, respectively, during the year ended December 31, 2015.

American Balanced Fund	25

Financial highlights

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 12/31/2015	$24.75	$.42	$—	[3]	$.42	$(.40)	$(.94)	$(1.34)	$23.83	1.72%	$49,215	.58%	1.69%
Year ended 12/31/2014	24.42	.41	1.75		2.16	(.39)	(1.44)	(1.83)	24.75	8.85	46,917	.59	1.62
Year ended 12/31/2013	20.40	.36	4.04		4.40	(.38)	—	(.38)	24.42	21.73	42,735	.61	1.62
Year ended 12/31/2012	18.21	.38	2.19		2.57	(.38)	—	(.38)	20.40	14.19	34,272	.63	1.94
Year ended 12/31/2011	17.93	.36	.32		.68	(.40)	—	(.40)	18.21	3.82	30,716	.62	1.97
Class B:
Year ended 12/31/2015	24.71	.23	—	[3]	.23	(.19)	(.94)	(1.13)	23.81	.96	279	1.33	.93
Year ended 12/31/2014	24.37	.22	1.74		1.96	(.18)	(1.44)	(1.62)	24.71	8.05	541	1.34	.87
Year ended 12/31/2013	20.35	.19	4.03		4.22	(.20)	—	(.20)	24.37	20.81	821	1.36	.86
Year ended 12/31/2012	18.16	.23	2.19		2.42	(.23)	—	(.23)	20.35	13.35	1,123	1.38	1.17
Year ended 12/31/2011	17.87	.22	.33		.55	(.26)	—	(.26)	18.16	3.08	1,745	1.38	1.21
Class C:
Year ended 12/31/2015	24.63	.22	.01		.23	(.21)	(.94)	(1.15)	23.71	.93	6,173	1.38	.90
Year ended 12/31/2014	24.30	.21	1.75		1.96	(.19)	(1.44)	(1.63)	24.63	8.03	5,574	1.39	.83
Year ended 12/31/2013	20.31	.19	4.00		4.19	(.20)	—	(.20)	24.30	20.72	5,247	1.41	.83
Year ended 12/31/2012	18.13	.22	2.18		2.40	(.22)	—	(.22)	20.31	13.30	4,334	1.42	1.14
Year ended 12/31/2011	17.85	.21	.32		.53	(.25)	—	(.25)	18.13	3.00	4,247	1.42	1.17
Class F-1:
Year ended 12/31/2015	24.74	.40	.01		.41	(.39)	(.94)	(1.33)	23.82	1.67	3,367	.65	1.63
Year ended 12/31/2014	24.41	.39	1.75		2.14	(.37)	(1.44)	(1.81)	24.74	8.80	2,841	.65	1.57
Year ended 12/31/2013	20.39	.36	4.03		4.39	(.37)	—	(.37)	24.41	21.70	2,471	.66	1.58
Year ended 12/31/2012	18.21	.38	2.18		2.56	(.38)	—	(.38)	20.39	14.13	1,500	.64	1.94
Year ended 12/31/2011	17.92	.36	.33		.69	(.40)	—	(.40)	18.21	3.87	1,014	.63	1.96
Class F-2:
Year ended 12/31/2015	24.74	.47	—	[3]	.47	(.45)	(.94)	(1.39)	23.82	1.92	2,634	.39	1.89
Year ended 12/31/2014	24.41	.46	1.75		2.21	(.44)	(1.44)	(1.88)	24.74	9.08	1,869	.39	1.83
Year ended 12/31/2013	20.39	.41	4.04		4.45	(.43)	—	(.43)	24.41	21.99	768	.41	1.83
Year ended 12/31/2012	18.21	.43	2.18		2.61	(.43)	—	(.43)	20.39	14.40	419	.40	2.18
Year ended 12/31/2011	17.92	.40	.33		.73	(.44)	—	(.44)	18.21	4.12	277	.40	2.19
Class 529-A:
Year ended 12/31/2015	24.72	.39	.01		.40	(.38)	(.94)	(1.32)	23.80	1.63	2,861	.68	1.60
Year ended 12/31/2014	24.39	.38	1.75		2.13	(.36)	(1.44)	(1.80)	24.72	8.76	2,831	.68	1.53
Year ended 12/31/2013	20.38	.34	4.03		4.37	(.36)	—	(.36)	24.39	21.60	2,599	.70	1.53
Year ended 12/31/2012	18.19	.36	2.19		2.55	(.36)	—	(.36)	20.38	14.12	2,101	.71	1.86
Year ended 12/31/2011	17.91	.34	.33		.67	(.39)	—	(.39)	18.19	3.75	1,751	.70	1.89
Class 529-B:
Year ended 12/31/2015	24.76	.20	.01		.21	(.16)	(.94)	(1.10)	23.87	.86	39	1.46	.81
Year ended 12/31/2014	24.41	.19	1.75		1.94	(.15)	(1.44)	(1.59)	24.76	7.94	73	1.46	.75
Year ended 12/31/2013	20.39	.17	4.02		4.19	(.17)	—	(.17)	24.41	20.63	108	1.49	.74
Year ended 12/31/2012	18.19	.21	2.19		2.40	(.20)	—	(.20)	20.39	13.24	134	1.50	1.05
Year ended 12/31/2011	17.90	.20	.33		.53	(.24)	—	(.24)	18.19	2.95	180	1.49	1.09

26	American Balanced Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
Year ended 12/31/2015	$24.70	$.20	$.02	$.22	$(.19)	$(.94)	$(1.13)	$23.79	.88%		$905		1.45%		.83%
Year ended 12/31/2014	24.38	.19	1.74	1.93	(.17)	(1.44)	(1.61)	24.70	7.90		905		1.46		.76
Year ended 12/31/2013	20.37	.17	4.03	4.20	(.19)	—	(.19)	24.38	20.68		841		1.48		.76
Year ended 12/31/2012	18.19	.21	2.18	2.39	(.21)	—	(.21)	20.37	13.19		694		1.49		1.08
Year ended 12/31/2011	17.90	.20	.33	.53	(.24)	—	(.24)	18.19	3.00		607		1.48		1.11
Class 529-E:
Year ended 12/31/2015	24.71	.33	.01	.34	(.32)	(.94)	(1.26)	23.79	1.38		142		.92		1.36
Year ended 12/31/2014	24.38	.32	1.75	2.07	(.30)	(1.44)	(1.74)	24.71	8.50		144		.93		1.28
Year ended 12/31/2013	20.37	.29	4.02	4.31	(.30)	—	(.30)	24.38	21.31		134		.95		1.29
Year ended 12/31/2012	18.18	.31	2.19	2.50	(.31)	—	(.31)	20.37	13.84		112		.97		1.60
Year ended 12/31/2011	17.90	.30	.32	.62	(.34)	—	(.34)	18.18	3.47		98		.97		1.62
Class 529-F-1:
Year ended 12/31/2015	24.71	.45	(.01)	.44	(.43)	(.94)	(1.37)	23.78	1.82		117		.46		1.82
Year ended 12/31/2014	24.37	.44	1.76	2.20	(.42)	(1.44)	(1.86)	24.71	9.05		111		.46		1.76
Year ended 12/31/2013	20.36	.39	4.03	4.42	(.41)	—	(.41)	24.37	21.88		101		.48		1.76
Year ended 12/31/2012	18.18	.41	2.18	2.59	(.41)	—	(.41)	20.36	14.32		82		.49		2.09
Year ended 12/31/2011	17.90	.38	.33	.71	(.43)	—	(.43)	18.18	3.98		61		.48		2.11
Class R-1:
Year ended 12/31/2015	24.61	.22	(.01)	.21	(.20)	(.94)	(1.14)	23.68	.88		151		1.38		.90
Year ended 12/31/2014	24.28	.21	1.75	1.96	(.19)	(1.44)	(1.63)	24.61	8.05		158		1.38		.83
Year ended 12/31/2013	20.29	.19	4.01	4.20	(.21)	—	(.21)	24.28	20.76		151		1.39		.84
Year ended 12/31/2012	18.12	.23	2.17	2.40	(.23)	—	(.23)	20.29	13.28		121		1.40		1.16
Year ended 12/31/2011	17.83	.22	.33	.55	(.26)	—	(.26)	18.12	3.09		126		1.40		1.19
Class R-2:
Year ended 12/31/2015	24.62	.23	.01	.24	(.22)	(.94)	(1.16)	23.70	.97		1,220		1.32		.95
Year ended 12/31/2014	24.30	.21	1.74	1.95	(.19)	(1.44)	(1.63)	24.62	8.03		1,308		1.36		.86
Year ended 12/31/2013	20.30	.20	4.02	4.22	(.22)	—	(.22)	24.30	20.87		1,304		1.34		.90
Year ended 12/31/2012	18.13	.23	2.18	2.41	(.24)	—	(.24)	20.30	13.31		1,158		1.37		1.20
Year ended 12/31/2011	17.85	.22	.32	.54	(.26)	—	(.26)	18.13	3.05		1,079		1.38		1.21
Class R-2E:
Year ended 12/31/2015	24.75	.29	.10	.39	(.43)	(.94)	(1.37)	23.77	1.60		2		.96		1.22
Period from 8/29/2014 to 12/31/2014[4,5]	25.81	.15	.41	.56	(.21)	(1.41)	(1.62)	24.75	2.17	[6,7]	—	[8]	.16	[6,7]	.58	[6,7]
Class R-3:
Year ended 12/31/2015	24.65	.33	(.01)	.32	(.31)	(.94)	(1.25)	23.72	1.34		3,170		.93		1.35
Year ended 12/31/2014	24.32	.32	1.75	2.07	(.30)	(1.44)	(1.74)	24.65	8.51		3,315		.94		1.28
Year ended 12/31/2013	20.32	.29	4.02	4.31	(.31)	—	(.31)	24.32	21.33		3,212		.94		1.30
Year ended 12/31/2012	18.14	.32	2.18	2.50	(.32)	—	(.32)	20.32	13.83		2,617		.95		1.62
Year ended 12/31/2011	17.86	.30	.32	.62	(.34)	—	(.34)	18.14	3.50		2,331		.95		1.64

See page 28 for footnotes.

American Balanced Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-4:
Year ended 12/31/2015	$24.72	$.41	$—	[3]	$.41	$(.39)	$(.94)	$(1.33)	$23.80	1.67%	$4,431		.63%		1.65%
Year ended 12/31/2014	24.38	.40	1.75		2.15	(.37)	(1.44)	(1.81)	24.72	8.85	4,385		.64		1.58
Year ended 12/31/2013	20.37	.36	4.02		4.38	(.37)	—	(.37)	24.38	21.68	3,994		.65		1.60
Year ended 12/31/2012	18.19	.38	2.18		2.56	(.38)	—	(.38)	20.37	14.14	3,006		.64		1.94
Year ended 12/31/2011	17.91	.35	.33		.68	(.40)	—	(.40)	18.19	3.80	2,152		.65		1.94
Class R-5E:
Period from 11/20/2015 to 12/31/2015[4,9]	25.09	.05	(.36)		(.31)	(.12)	(.84)	(.96)	23.82	(1.21)[7]	—	[8]	.05	[7]	.20	[7]
Class R-5:
Year ended 12/31/2015	24.77	.48	—	[3]	.48	(.46)	(.94)	(1.40)	23.85	1.98	2,571		.34		1.94
Year ended 12/31/2014	24.43	.47	1.76		2.23	(.45)	(1.44)	(1.89)	24.77	9.16	2,616		.34		1.88
Year ended 12/31/2013	20.41	.43	4.03		4.46	(.44)	—	(.44)	24.43	22.04	2,492		.34		1.89
Year ended 12/31/2012	18.22	.44	2.19		2.63	(.44)	—	(.44)	20.41	14.51	2,050		.35		2.23
Year ended 12/31/2011	17.94	.41	.32		.73	(.45)	—	(.45)	18.22	4.11	1,544		.35		2.24
Class R-6:
Year ended 12/31/2015	24.76	.49	—	[3]	.49	(.47)	(.94)	(1.41)	23.84	2.02	7,290		.29		1.99
Year ended 12/31/2014	24.42	.49	1.75		2.24	(.46)	(1.44)	(1.90)	24.76	9.22	6,076		.29		1.93
Year ended 12/31/2013	20.40	.44	4.03		4.47	(.45)	—	(.45)	24.42	22.12	3,910		.29		1.95
Year ended 12/31/2012	18.21	.45	2.19		2.64	(.45)	—	(.45)	20.40	14.57	2,151		.30		2.28
Year ended 12/31/2011	17.93	.42	.32		.74	(.46)	—	(.46)	18.21	4.16	1,486		.30		2.30

	Year ended December 31
Portfolio turnover rate for all share classes[10]	2015	2014	2013	2012	2011
Including mortgage dollar roll transactions	82%	68%	55%	54%	47%
Excluding mortgage dollar roll transactions	45%	48%	Not available

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Amount less than $.01.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Not annualized.
[8]	Amount less than $1 million.
[9]	Class R-5E shares were offered beginning November 20, 2015.
[10]	Refer to Note 5 for further information on mortgage dollar rolls.

See Notes to Financial Statements

28	American Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

February 11, 2016

American Balanced Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2015, through December 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	American Balanced Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	7/1/2015	12/31/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$1,013.18	$2.94	.58%
Class A - assumed 5% return	1,000.00	1,022.28	2.96	.58
Class B - actual return	1,000.00	1,009.28	6.79	1.34
Class B - assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class C - actual return	1,000.00	1,009.22	6.99	1.38
Class C - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F-1 - actual return	1,000.00	1,012.80	3.30	.65
Class F-1 - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 - actual return	1,000.00	1,014.16	1.98	.39
Class F-2 - assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-A - actual return	1,000.00	1,012.67	3.45	.68
Class 529-A - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B - actual return	1,000.00	1,008.87	7.44	1.47
Class 529-B - assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-C - actual return	1,000.00	1,009.10	7.39	1.46
Class 529-C - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E - actual return	1,000.00	1,011.84	4.67	.92
Class 529-E - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 529-F-1 - actual return	1,000.00	1,013.84	2.33	.46
Class 529-F-1 - assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-1 - actual return	1,000.00	1,009.10	6.99	1.38
Class R-1 - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2 - actual return	1,000.00	1,009.29	6.84	1.35
Class R-2 - assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2E - actual return	1,000.00	1,011.77	4.92	.97
Class R-2E - assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-3 - actual return	1,000.00	1,011.40	4.71	.93
Class R-3 - assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 - actual return	1,000.00	1,013.31	3.25	.64
Class R-4 - assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5E - actual return†	1,000.00	987.93	.48	.43
Class R-5E - assumed 5% return†	1,000.00	1,023.04	2.19	.43
Class R-5 - actual return	1,000.00	1,014.41	1.73	.34
Class R-5 - assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-6 - actual return	1,000.00	1,014.68	1.47	.29
Class R-6 - assumed 5% return	1,000.00	1,023.74	1.48	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 184 days.

American Balanced Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2015:

Long-term capital gains	$3,415,942,000
Qualified dividend income	100%
Corporate dividends received deduction	$1,073,422,000
U.S. government income that may be exempt from state taxation	$89,861,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

32	American Balanced Fund

Approval of Investment Advisory and Service Agreement

The American Balanced Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2017. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing conservation of capital, current income and long-term growth of capital and income. They compared the fund’s investment results with those of other funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through May 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Balanced Funds Index, the S&P 500 Index, the Barclays U.S. Aggregate Index and a customized index comprised 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Index (adjusted for Fund expenses). They noted that the investment results of the fund generally exceeded those of these indexes for the lifetime, 20-year, 10-year and 5-year periods, except for the S&P 500 Index. They also noted that the volatility of the fund’s monthly returns for such periods was at or near that of the Lipper Balanced Funds Index and less than that of the S&P 500 Index. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Balanced Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

American Balanced Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	American Balanced Fund

Board of trustees and other officers

Independent trustees1

	Year first		Number of
	elected		portfolios[3] in fund
	a trustee		complex overseen	Other directorships[4]
Name and year of birth	of the fund[2]	Principal occupation(s) during past five years	by trustee	held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
Vanessa C. L. Chang, 1952	2012	Director, EL & EL Investments (real estate)	4	Edison International; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
James J. Postl, 1946	2007	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	Pulte, Inc.
Margaret Spellings, 1957	2012	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2004	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Alexza Pharmaceuticals, Inc.

Interested trustee5,6

Year first
	elected		Number of
	a trustee	Principal occupation(s) during past five years	portfolios[3] in fund
Name, year of birth and	or officer	and positions held with affiliated entities or	complex overseen	Other directorships[4]
position with fund	of the fund[2]	the principal underwriter of the fund	by trustee	held by trustee
Gregory D. Johnson, 1963 Vice Chairman of the Board and President	2003	Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

American Balanced Fund	35

Other officers6

	Year first
Name, year of birth and position with fund	elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Hilda L. Applbaum, 1961 Senior Vice President	1999	Partner — Capital World Investors, Capital Research and Management Company
Jeffrey T. Lager, 1968 Senior Vice President	2002	Partner — Capital World Investors, Capital Research and Management Company
James R. Mulally, 1952 Senior Vice President	2009	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Paul F. Roye, 1953 Senior Vice President	2007	Director, Capital Research and Management Company; Senior Vice President — Fund Business Management Group, Capital Research and Management Company
John H. Smet, 1956 Senior Vice President	2000	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Paul R. Benjamin, 1979 Vice President	2014	Partner — Capital World Investors, Capital Research and Management Company
Alan N. Berro, 1960 Vice President	2010	Partner — Capital World Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Richmond A. Wolf, 1970 Vice President	2014	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 1971 Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Viviane T. Russo, 1981 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors/trustees and/or officers listed, except Paul R. Benjamin, James R. Mulally and Richmond A. Wolf, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

36	American Balanced Fund

Office of the fund

6455 Irvine Center Drive Irvine,
CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2015, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$106,000
2015	$110,000

b) Audit-Related Fees:
2014	$17,000
2015	$25,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$8,000
2015	$8,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$927,000
2015	$1,183,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$33,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,286,000 for fiscal year 2014 and $1,491,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Balanced Fund®
Investment portfolio
December 31, 2015
Common stocks 60.71% Financials 10.76%	Shares	Value (000)
Wells Fargo & Co.	32,477,000	$1,765,450
Berkshire Hathaway Inc., Class A1	8,179	1,617,806
JPMorgan Chase & Co.	21,561,000	1,423,673
ACE Ltd.	4,815,000	562,633
Citigroup Inc.	10,500,000	543,375
SunTrust Banks, Inc.	12,500,000	535,500
Capital One Financial Corp.	5,059,000	365,159
PNC Financial Services Group, Inc.	3,275,000	312,140
Goldman Sachs Group, Inc.	1,506,700	271,553
American Express Co.	3,270,000	227,428
Weyerhaeuser Co.[1]	7,000,000	209,860
U.S. Bancorp	4,700,000	200,549
Chubb Corp.	1,500,000	198,960
BlackRock, Inc.	550,000	187,286
Legal & General Group PLC[2]	30,000,000	118,314
Bank of America Corp.	7,000,000	117,810
American Tower Corp.	1,215,000	117,794
Crown Castle International Corp.	1,190,446	102,914
CNO Financial Group, Inc.	4,904,120	93,620
Sumitomo Mitsui Financial Group, Inc. (ADR)	8,500,000	64,515
Iron Mountain Inc.	1,002,000	27,064
Intercontinental Exchange, Inc.	97,000	24,857
HDFC Bank Ltd.[2]	740,000	14,792
		9,103,052
Consumer discretionary 9.88%
Amazon.com, Inc.[1]	2,954,000	1,996,579
Comcast Corp., Class A	34,370,000	1,939,499
Home Depot, Inc.	13,309,349	1,760,161
Twenty-First Century Fox, Inc., Class A	31,102,306	844,739
VF Corp.	5,201,000	323,762
Walt Disney Co.	3,070,000	322,596
Target Corp.	2,700,000	196,047
Time Warner Inc.	3,000,000	194,010
CBS Corp., Class B	3,485,000	164,248
NIKE, Inc., Class B	2,190,000	136,875
Macy’s, Inc.	3,700,000	129,426
General Motors Co.	3,500,000	119,035
Charter Communications, Inc., Class A1	610,000	111,691
Hasbro, Inc.	1,200,000	80,832
Liberty Global PLC, Class C1	503,500	20,528
Gentex Corp.	856,000	13,704
		8,353,732
American Balanced Fund — Page 1 of 30

Common stocks Information technology 9.79%	Shares	Value (000)
Microsoft Corp.	61,250,000	$3,398,150
Intel Corp.	19,005,100	654,726
Avago Technologies Ltd.	4,124,500	598,671
ASML Holding NV (New York registered)	4,944,401	438,915
ASML Holding NV2	1,723,143	153,560
Texas Instruments Inc.	9,282,000	508,746
VeriSign, Inc.[1]	5,400,000	471,744
TE Connectivity Ltd.	6,655,000	429,980
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	17,650,000	401,537
Cisco Systems, Inc.	11,500,000	312,283
Alphabet Inc., Class A1	171,000	133,040
Alphabet Inc., Class C1	171,535	130,174
Visa Inc., Class A	3,292,000	255,295
KLA-Tencor Corp.	2,367,000	164,151
Analog Devices, Inc.	2,700,000	149,364
salesforce.com, inc.[1]	905,000	70,952
MasterCard Inc., Class A	95,000	9,249
		8,280,537
Consumer staples 8.18%
Philip Morris International Inc.	24,692,000	2,170,674
Coca-Cola Co.	37,468,000	1,609,625
Procter & Gamble Co.	10,060,000	798,865
Kraft Heinz Co.	9,986,850	726,643
Mondelez International, Inc.	10,000,000	448,400
Reynolds American Inc.	6,401,800	295,443
Costco Wholesale Corp.	1,547,326	249,893
Kroger Co.	5,170,000	216,261
Walgreens Boots Alliance, Inc.	2,500,000	212,888
CVS Health Corp.	1,790,000	175,008
British American Tobacco PLC[2]	190,000	10,552
		6,914,252
Health care 6.37%
UnitedHealth Group Inc.	9,132,500	1,074,347
Merck & Co., Inc.	19,132,406	1,010,574
Express Scripts Holding Co.[1]	7,590,000	663,442
Johnson & Johnson	5,610,000	576,259
Bristol-Myers Squibb Co.	7,140,000	491,161
Medtronic PLC	5,851,000	450,059
Pfizer Inc.	13,240,000	427,387
Thermo Fisher Scientific Inc.	1,321,000	187,384
Roche Holding AG, non-registered shares, non-voting[2]	500,000	137,794
Baxalta Inc.	2,500,000	97,575
Abbott Laboratories	1,980,000	88,922
Gilead Sciences, Inc.	750,000	75,892
Amgen Inc.	434,000	70,451
Baxter International Inc.	502,800	19,182
Kite Pharma, Inc.[1]	273,000	16,822
		5,387,251
Industrials 6.03%
Lockheed Martin Corp.	6,194,037	1,345,035
Boeing Co.	8,302,000	1,200,386
General Electric Co.	21,500,000	669,725
American Balanced Fund — Page 2 of 30

Common stocks Industrials (continued)	Shares	Value (000)
United Technologies Corp.	3,010,000	$289,171
Deere & Co.	3,710,000	282,962
Union Pacific Corp.	3,125,000	244,375
Parker-Hannifin Corp.	2,500,000	242,450
Nielsen Holdings PLC	5,000,000	233,000
Cummins Inc.	1,822,457	160,394
Norfolk Southern Corp.	1,598,900	135,251
Rockwell Automation	1,000,000	102,610
Caterpillar Inc.	1,300,000	88,348
General Dynamics Corp.	350,000	48,076
TransDigm Group Inc.[1]	146,000	33,354
Rockwell Collins, Inc.	311,700	28,770
		5,103,907
Energy 3.87%
ConocoPhillips	12,010,000	560,747
Royal Dutch Shell PLC, Class B (ADR)	9,868,000	454,323
Royal Dutch Shell PLC, Class B2	4,000,000	91,337
Chevron Corp.	5,444,755	489,810
Enbridge Inc.	11,690,000	387,991
Noble Energy, Inc.	10,178,229	335,169
Baker Hughes Inc.	4,036,764	186,297
Phillips 66	2,180,000	178,324
Concho Resources Inc.[1]	1,559,000	144,769
BP PLC[2]	26,000,000	135,484
TOTAL SA2	1,466,797	65,325
TOTAL SA (ADR)	821,656	36,933
Weatherford International PLC[1]	9,000,000	75,510
Suncor Energy Inc.	2,000,000	51,630
Southwestern Energy Co.[1]	5,000,000	35,550
Schlumberger Ltd.	345,000	24,064
Kinder Morgan, Inc.	690,000	10,295
Oceaneering International, Inc.	180,000	6,753
		3,270,311
Materials 2.23%
E.I. du Pont de Nemours and Co.	10,807,388	719,772
Praxair, Inc.	5,580,407	571,434
LyondellBasell Industries NV	2,642,100	229,598
Dow Chemical Co.	3,500,000	180,180
Potash Corp. of Saskatchewan Inc.	6,300,569	107,866
Nucor Corp.	2,000,000	80,600
		1,889,450
Telecommunication services 0.17%
AT&T Inc.	3,366,000	115,824
TDC A/S2	2,810,000	13,940
Verizon Communications Inc.	252,000	11,647
		141,411
Utilities 0.14%
PG&E Corp.	2,000,000	106,380
National Grid PLC[2]	1,140,000	15,680
		122,060
American Balanced Fund — Page 3 of 30

Common stocks Miscellaneous 3.29%	Shares	Value (000)
Other common stocks in initial period of acquisition		$2,781,628
Total common stocks (cost: $33,736,116,000)		51,347,591
Preferred securities 0.01% Financials 0.01%
CoBank, ACB, Class E, noncumulative[3]	7,440	4,908
Total preferred securities (cost: $5,208,000)		4,908
Bonds, notes & other debt instruments 33.39% U.S. Treasury bonds & notes 11.55% U.S. Treasury 8.74%	Principal amount (000)
U.S. Treasury 0.625% 2016	$136,450	136,439
U.S. Treasury 1.50% 2016	375,000	376,789
U.S. Treasury 4.50% 2016	58,500	58,784
U.S. Treasury 0.625% 2018[4]	780,000	770,429
U.S. Treasury 1.125% 2018	210,000	209,687
U.S. Treasury 1.25% 2018	255,000	254,709
U.S. Treasury 1.50% 2019	44,000	43,845
U.S. Treasury 1.75% 2019	110,000	110,782
U.S. Treasury 1.25% 2020	617,000	607,696
U.S. Treasury 1.375% 2020	1,232,875	1,211,546
U.S. Treasury 1.375% 2020	120,325	118,290
U.S. Treasury 1.375% 2020	78,000	77,071
U.S. Treasury 1.50% 2020	543,025	538,675
U.S. Treasury 1.625% 2020	692,750	688,850
U.S. Treasury 1.75% 2022	510,500	500,510
U.S. Treasury 2.00% 2022	179,750	178,822
U.S. Treasury 2.00% 2022	35,000	35,086
U.S. Treasury 2.125% 2022	62,250	62,588
U.S. Treasury 2.25% 2024	75,000	74,978
U.S. Treasury 2.00% 2025	432,518	421,731
U.S. Treasury 2.00% 2025	30,000	29,325
U.S. Treasury 2.125% 2025	129,450	127,721
U.S. Treasury 5.50% 2028	40,000	53,244
U.S. Treasury 5.375% 2031	20,000	27,128
U.S. Treasury 2.75% 2042	32,950	31,531
U.S. Treasury 2.875% 2043	86,410	84,338
U.S. Treasury 3.125% 2043	48,025	49,275
U.S. Treasury 3.125% 2044	39,797	40,714
U.S. Treasury 3.625% 2044	66,625	75,016
U.S. Treasury 2.50% 2045	115,000	103,293
U.S. Treasury 2.875% 2045	110,000	106,941
U.S. Treasury 3.00% 2045	135,275	134,768
U.S. Treasury 3.00% 2045	51,435	51,329
		7,391,930
U.S. Treasury inflation-protected securities 2.81%
U.S. Treasury Inflation-Protected Security 0.125% 2016[5]	88,680	88,329
U.S. Treasury Inflation-Protected Security 2.50% 2016[5]	119,303	121,206
U.S. Treasury Inflation-Protected Security 2.125% 2019[5]	55,390	58,630
U.S. Treasury Inflation-Protected Security 0.125% 2020[5]	156,966	155,093
American Balanced Fund — Page 4 of 30

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]	$56,344	$53,563
U.S. Treasury Inflation-Protected Security 0.625% 2024[5]	498,045	492,802
U.S. Treasury Inflation-Protected Security 0.25% 2025[5]	112,969	107,888
U.S. Treasury Inflation-Protected Security 0.375% 2025[5]	491,741	476,347
U.S. Treasury Inflation-Protected Security 2.375% 2025[5]	63,089	71,787
U.S. Treasury Inflation-Protected Security 1.75% 2028[5]	30,540	33,399
U.S. Treasury Inflation-Protected Security 0.75% 2042[5]	130,746	115,072
U.S. Treasury Inflation-Protected Security 0.625% 2043[5]	3,310	2,806
U.S. Treasury Inflation-Protected Security 1.375% 2044[5]	293,578	299,122
U.S. Treasury Inflation-Protected Security 0.75% 2045[5]	338,735	295,800
		2,371,844
Total U.S. Treasury bonds & notes		9,763,774
Corporate bonds & notes 10.97% Financials 3.12%
ACE INA Holdings Inc. 2.30% 2020	7,635	7,589
ACE INA Holdings Inc. 2.875% 2022	25,665	25,509
ACE INA Holdings Inc. 3.15% 2025	23,495	23,262
ACE INA Holdings Inc. 3.35% 2026	8,660	8,646
ACE INA Holdings Inc. 4.35% 2045	16,170	16,474
Alexandria Real Estate Equities, Inc. 4.30% 2026	15,720	15,541
American Campus Communities, Inc. 3.35% 2020	5,815	5,815
American Campus Communities, Inc. 3.75% 2023	7,915	7,801
American Campus Communities, Inc. 4.125% 2024	12,175	12,112
American Express Co. 6.15% 2017	22,800	24,419
American Express Credit Co. 1.55% 2017	15,465	15,463
American International Group, Inc. 2.30% 2019	15,000	14,887
American International Group, Inc. 3.75% 2025	9,100	9,042
American International Group, Inc. 3.875% 2035	15,000	13,272
American Tower Corp. 3.40% 2019	13,550	13,912
AvalonBay Communities, Inc. 3.625% 2020	15,000	15,588
AXA SA, Series B, junior subordinated 6.379% (undated)[3]	6,680	7,214
Banco Nacional de Comercio Exterior SNC 4.375% 2025[3]	5,000	4,950
Bank of America Corp. 3.75% 2016	21,955	22,233
Bank of America Corp. 2.625% 2020	20,000	19,779
Bank of America Corp. 5.625% 2020	15,500	17,240
Bank of America Corp. 3.875% 2025	30,600	31,128
Bank of America Corp., Series L, 3.625% 2016	13,820	13,892
Bank of New York Mellon Corp., Series G, 2.50% 2016	17,000	17,009
Bank of Nova Scotia 4.50% 2025	24,000	23,939
Barclays Bank PLC 2.50% 2019	11,095	11,125
Barclays Bank PLC 3.65% 2025	35,460	34,143
BB&T Corp. 2.45% 2020	37,000	37,268
Berkshire Hathaway Inc. 2.20% 2016	23,000	23,197
Berkshire Hathaway Inc. 2.00% 2018	16,340	16,591
Berkshire Hathaway Inc. 2.90% 2020	9,500	9,855
BNP Paribas 3.60% 2016	13,000	13,048
BNP Paribas 4.375% 2025[3]	9,700	9,520
Boston Properties, Inc. 3.70% 2018	20,000	20,734
BPCE SA group 5.70% 2023[3]	8,000	8,423
BPCE SA group 4.00% 2024	4,700	4,876
BPCE SA group 4.625% 2024[3]	7,200	7,017
BPCE SA group 5.15% 2024[3]	11,355	11,471
American Balanced Fund — Page 5 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Brandywine Operating Partnership, LP 3.95% 2023	$1,639	$1,599
Capital One Financial Corp. 3.20% 2025	20,000	19,382
Charles Schwab Corp. 3.45% 2026	7,985	8,131
Citigroup Inc. 3.953% 2016	6,050	6,134
Citigroup Inc. 8.50% 2019	8,416	10,061
Citigroup Inc. 2.65% 2020	25,000	24,846
Citigroup Inc. 4.45% 2027	26,680	26,581
CME Group Inc. 5.30% 2043	3,135	3,597
CNA Financial Corp. 6.50% 2016	13,500	13,903
CNA Financial Corp. 3.95% 2024	9,910	9,888
Corporate Office Properties LP 5.25% 2024	30,030	30,773
Corporate Office Properties LP 5.00% 2025	6,735	6,632
Corporate Office Properties Trust 3.60% 2023	12,100	11,174
Credit Agricole SA 4.375% 2025[3]	13,865	13,453
Credit Suisse Group AG 1.70% 2018	12,000	11,919
Credit Suisse Group AG 3.80% 2022[3]	10,000	10,011
Credit Suisse Group Funding (Guernsey) Ltd. 4.875% 2045[3]	7,000	6,930
DDR Corp. 3.50% 2021	7,000	6,954
DDR Corp. 3.625% 2025	15,075	14,260
DDR Corp. 4.25% 2026	7,370	7,204
Developers Diversified Realty Corp. 9.625% 2016	1,825	1,854
Developers Diversified Realty Corp. 7.875% 2020	6,365	7,625
Discover Financial Services 4.20% 2023	12,715	13,012
EPR Properties 4.50% 2025	4,460	4,251
ERP Operating LP 5.375% 2016	13,000	13,299
ERP Operating LP 4.75% 2020	12,000	12,981
Essex Portfolio L.P. 3.875% 2024	21,515	21,536
Essex Portfolio L.P. 3.50% 2025	21,965	21,174
Goldman Sachs Group, Inc. 3.625% 2016	46,650	46,769
Goldman Sachs Group, Inc. 2.90% 2018	15,000	15,303
Goldman Sachs Group, Inc. 2.55% 2019	66,250	66,298
Goldman Sachs Group, Inc. 2.60% 2020	24,575	24,544
Goldman Sachs Group, Inc. 2.75% 2020	27,225	27,243
Goldman Sachs Group, Inc. 5.25% 2021	20,000	22,150
Goldman Sachs Group, Inc. 5.75% 2022	20,000	22,776
Goldman Sachs Group, Inc. 3.85% 2024	14,700	15,035
Goldman Sachs Group, Inc. 3.50% 2025	5,200	5,124
Goldman Sachs Group, Inc. 4.75% 2045	7,025	7,004
HCP, Inc. 5.375% 2021	15,000	16,359
Hospitality Properties Trust 6.30% 2016	12,631	12,674
Hospitality Properties Trust 6.70% 2018	23,400	24,765
Hospitality Properties Trust 5.00% 2022	4,350	4,474
Hospitality Properties Trust 4.50% 2023	16,130	16,076
Hospitality Properties Trust 4.50% 2025	5,500	5,291
HSBC Holdings PLC 4.25% 2024	8,000	8,051
Intercontinentalexchange, Inc. 2.50% 2018	20,000	20,186
Intercontinentalexchange, Inc. 2.75% 2020	23,185	23,205
Intercontinentalexchange, Inc. 3.75% 2025	13,175	13,236
Intesa Sanpaolo SpA 5.017% 2024[3]	26,160	25,794
JPMorgan Chase & Co. 1.35% 2017	23,520	23,477
JPMorgan Chase & Co. 2.25% 2020	42,185	41,541
JPMorgan Chase & Co. 2.55% 2020	71,680	71,090
JPMorgan Chase & Co. 3.25% 2022	12,000	12,089
JPMorgan Chase & Co. 3.875% 2024	25,000	24,927
American Balanced Fund — Page 6 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
JPMorgan Chase & Co. 3.125% 2025	$2,450	$2,386
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% (undated)	35,000	34,956
JPMorgan Chase & Co., Series S, junior subordinated 6.75% (undated)	25,000	27,281
Keybank National Association 2.50% 2019	17,000	17,039
Kimco Realty Corp. 5.70% 2017	6,180	6,495
Kimco Realty Corp. 3.40% 2022	15,690	15,575
Kimco Realty Corp. 3.125% 2023	11,705	11,352
Kimco Realty Corp., Series C, 5.783% 2016	14,000	14,133
Leucadia National Corp. 5.50% 2023	830	812
Liberty Mutual Group Inc. 4.25% 2023[3]	3,000	3,055
Lloyds Banking Group PLC 2.30% 2018	6,215	6,246
Lloyds Banking Group PLC 4.50% 2024	17,000	17,291
Lloyds Banking Group PLC 3.50% 2025	11,200	11,261
MetLife Global Funding I 2.30% 2019[3]	10,120	10,143
MetLife Global Funding I 2.00% 2020[3]	6,125	6,006
MetLife Global Funding I 2.50% 2020[3]	46,300	46,088
Metlife, Inc. 3.60% 2024	12,375	12,720
Metlife, Inc. 3.60% 2025	10,395	10,488
MetLife, Inc. 4.05% 2045	11,285	10,481
MetLife, Inc. 5.25% 2049	9,700	9,894
Morgan Stanley 3.80% 2016	5,700	5,749
Morgan Stanley 4.00% 2025	8,950	9,242
Morgan Stanley 4.30% 2045	8,765	8,391
Nationwide Mutual Insurance Co. 2.802% 2024[3,6]	8,150	7,898
New York Life Global Funding 2.10% 2019[3]	15,000	15,030
New York Life Global Funding 1.95% 2020[3]	16,000	15,700
Nordea Bank AB 2.50% 2020[3]	39,175	39,003
PNC Bank 2.40% 2019	14,800	14,866
PNC Bank 2.45% 2020	7,285	7,260
PNC Bank 2.60% 2020	30,000	30,019
PNC Financial Services Group, Inc. 3.90% 2024	23,800	24,422
Prologis, Inc. 4.25% 2023	20,000	21,079
Prologis, Inc. 3.75% 2025	14,770	14,681
Prudential Financial, Inc. 2.30% 2018	7,595	7,655
Prudential Financial, Inc. 3.50% 2024	28,600	28,793
QBE Insurance Group Ltd. 2.40% 2018[3]	19,300	19,330
Rabobank Nederland 2.25% 2019	15,000	15,059
Rabobank Nederland 3.375% 2025	7,200	7,144
Rabobank Nederland 4.375% 2025	20,125	20,511
Scentre Group 2.375% 2019[3]	14,845	14,662
Scentre Group 2.375% 2021[3]	20,430	19,638
Scentre Group 3.25% 2025[3]	10,135	9,532
Scentre Group 3.50% 2025[3]	33,445	32,520
Select Income REIT 3.60% 2020	8,000	8,063
Select Income REIT 4.50% 2025	4,690	4,369
Simon Property Group, LP 1.50% 2018[3]	13,825	13,717
Skandinaviska Enskilda 2.625% 2020[3]	22,300	22,246
Sumitomo Mitsui Banking Corp. 2.50% 2018	12,475	12,647
Svenska Handelsbanken AB 2.25% 2019	10,000	10,019
TD Ameritrade Holding Co. 2.95% 2022	12,970	12,867
Travelers Property Casualty Corp. 4.30% 2045	12,905	13,042
UBS Group AG 2.95% 2020[3]	20,000	19,837
UBS Group AG 4.125% 2025[3]	28,250	28,137
UDR, Inc. 4.00% 2025	3,460	3,501
American Balanced Fund — Page 7 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Unum Group 5.625% 2020	$345	$380
Unum Group 3.875% 2025	5,045	4,976
US Bancorp. 3.70% 2024	18,000	18,875
US Bancorp., Series T, 1.65% 2017	11,500	11,537
US Bancorp., junior subordinated 5.125% (undated)	7,810	7,856
US Bank NA 2.125% 2019	30,000	30,005
WEA Finance LLC 2.70% 2019[3]	5,395	5,357
WEA Finance LLC 3.25% 2020[3]	32,500	32,673
WEA Finance LLC 3.75% 2024[3]	22,800	22,716
Wells Fargo & Co. 1.25% 2016	3,000	3,005
Wells Fargo & Co. 3.676% 2016	19,000	19,238
Wells Fargo & Co. 2.55% 2020	28,235	28,113
Wells Fargo & Co. 2.60% 2020	21,000	20,969
Wells Fargo & Co. 4.60% 2021	25,000	27,272
Wells Fargo & Co. 3.55% 2025	13,000	13,135
Wells Fargo & Co. 4.90% 2045	21,700	21,954
Westpac Banking Corp. 2.60% 2020	30,000	30,023
		2,637,044
Health care 1.68%
AbbVie Inc. 1.75% 2017	8,000	7,988
AbbVie Inc. 2.50% 2020	10,400	10,308
AbbVie Inc. 3.20% 2022	5,685	5,607
AbbVie Inc. 3.60% 2025	48,940	48,402
AbbVie Inc. 4.50% 2035	10,360	10,176
AbbVie Inc. 4.40% 2042	6,820	6,393
AbbVie Inc. 4.70% 2045	19,000	18,654
Actavis Funding SCS 3.00% 2020	26,950	26,996
Actavis Funding SCS 3.45% 2022	32,390	32,486
Actavis Funding SCS 3.85% 2024	15,000	15,059
Actavis Funding SCS 3.80% 2025	25,550	25,471
Actavis Funding SCS 4.55% 2035	18,870	18,399
Actavis Funding SCS 4.75% 2045	49,500	48,443
AmerisourceBergen Corp. 3.25% 2025	2,170	2,106
AmerisourceBergen Corp. 4.25% 2045	2,045	1,886
Amgen Inc. 2.70% 2022	21,240	20,648
AstraZeneca PLC 3.375% 2025	86,820	86,379
AstraZeneca PLC 4.375% 2045	9,945	10,008
Baxalta Inc. 2.875% 2020[3]	18,020	17,822
Baxalta Inc. 4.00% 2025[3]	29,020	28,790
Bayer AG 2.375% 2019[3]	24,345	24,380
Baylor Scott & White Holdings 4.185% 2045	7,400	7,027
Becton, Dickinson and Co. 3.734% 2024	6,270	6,339
Biogen Inc. 3.625% 2022	19,850	20,102
Biogen Inc. 4.05% 2025	44,116	44,431
Biogen Inc. 5.20% 2045	16,554	16,621
Boston Scientific Corp. 3.375% 2022	38,500	38,053
Boston Scientific Corp. 3.85% 2025	57,300	56,499
Catholic Health Initiatives, Series 2012, 1.60% 2017	2,000	1,997
Celgene Corp 3.55% 2022	29,470	29,801
Celgene Corp. 3.625% 2024	32,655	32,191
Celgene Corp. 3.875% 2025	53,465	53,401
Celgene Corp. 4.625% 2044	17,030	16,147
Celgene Corp. 5.00% 2045	25,640	25,837
American Balanced Fund — Page 8 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
DENTSPLY International Inc. 2.75% 2016	$9,830	$9,904
EMD Finance LLC 2.40% 2020[3]	24,900	24,266
EMD Finance LLC 2.95% 2022[3]	12,850	12,424
EMD Finance LLC 3.25% 2025[3]	50,700	48,132
Express Scripts Inc. 3.125% 2016	5,000	5,034
Gilead Sciences, Inc. 3.05% 2016	11,425	11,620
Gilead Sciences, Inc. 2.35% 2020	10,000	10,014
Gilead Sciences, Inc. 3.25% 2022	9,040	9,114
Gilead Sciences, Inc. 3.70% 2024	9,880	10,132
Gilead Sciences, Inc. 3.65% 2026	6,020	6,081
Gilead Sciences, Inc. 4.60% 2035	16,660	16,963
Humana Inc. 3.15% 2022	20,000	19,483
Laboratory Corporation of America Holdings 3.20% 2022	7,240	7,118
Laboratory Corporation of America Holdings 3.60% 2025	8,835	8,542
McKesson Corp. 3.796% 2024	10,000	10,070
Medtronic, Inc. 2.50% 2020	14,580	14,696
Medtronic, Inc. 3.50% 2025	39,900	40,420
Medtronic, Inc. 4.375% 2035	7,715	7,810
Medtronic, Inc. 4.625% 2045	8,220	8,496
Memorial Sloan-Kettering Cancer Center 4.20% 2055	1,500	1,444
Pfizer Inc. 7.20% 2039	485	669
Quest Diagnostics Inc. 4.70% 2045	1,340	1,211
Roche Holdings, Inc. 2.875% 2021[3]	22,000	22,313
Roche Holdings, Inc. 3.00% 2025[3]	19,000	18,806
St. Jude Medical, Inc. 2.80% 2020	13,870	13,890
Thermo Fisher Scientific Inc. 1.30% 2017	15,000	14,951
Thermo Fisher Scientific Inc. 2.40% 2019	13,375	13,383
Thermo Fisher Scientific Inc. 3.30% 2022	4,550	4,548
Thermo Fisher Scientific Inc. 4.15% 2024	11,840	12,325
Trinity Health Corp 4.125% 2045	3,000	2,851
UnitedHealth Group Inc. 1.40% 2017	10,000	9,974
UnitedHealth Group Inc. 6.00% 2017	20,170	21,462
UnitedHealth Group Inc. 6.00% 2018	35,000	38,080
UnitedHealth Group Inc. 3.35% 2022	15,405	15,773
UnitedHealth Group Inc. 3.75% 2025	16,475	17,020
WellPoint, Inc. 2.25% 2019	15,500	15,420
Zimmer Holdings, Inc. 2.70% 2020	12,915	12,770
Zimmer Holdings, Inc. 3.15% 2022	37,265	36,687
Zimmer Holdings, Inc. 3.55% 2025	22,615	22,030
Zimmer Holdings, Inc. 4.25% 2035	5,270	4,929
Zimmer Holdings, Inc. 4.45% 2045	25,000	23,070
		1,418,772
Consumer discretionary 1.31%
21st Century Fox America, Inc. 3.70% 2025[3]	11,920	11,923
Amazon.com, Inc. 3.80% 2024	53,575	55,865
Amazon.com, Inc. 4.80% 2034	20,000	21,112
Amazon.com, Inc. 4.95% 2044	23,500	25,135
American Honda Finance Corp. 2.25% 2019	16,500	16,551
American Honda Finance Corp. 2.45% 2020	16,100	16,143
CBS Corp. 3.50% 2025	15,000	14,337
CBS Corp. 4.60% 2045	25,000	21,529
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022[3]	26,720	26,657
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025[3]	57,500	57,530
American Balanced Fund — Page 9 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
CCO Holdings LLC and CCO Holdings Capital Corp. 6.384% 2035[3]	$17,125	$17,321
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045[3]	12,525	12,562
Comcast Corp. 6.30% 2017	16,750	18,229
Comcast Corp. 3.375% 2025	19,215	19,488
Comcast Corp. 6.45% 2037	15,000	18,703
Comcast Corp. 4.65% 2042	2,500	2,550
Comcast Corp. 4.60% 2045	20,000	20,297
DaimlerChrysler North America Holding Corp. 1.375% 2017[3]	15,125	14,992
DaimlerChrysler North America Holding Corp. 2.40% 2017[3]	12,000	12,065
DaimlerChrysler North America Holding Corp. 2.25% 2019[3]	13,000	12,815
DaimlerChrysler North America Holding Corp. 2.25% 2020[3]	24,674	24,136
DaimlerChrysler North America Holding Corp. 2.875% 2021[3]	14,900	14,709
DaimlerChrysler North America Holding Corp. 3.25% 2024[3]	7,570	7,387
DaimlerChrysler North America Holding Corp. 3.30% 2025[3]	8,900	8,641
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 5.15% 2042	7,100	6,638
Ford Motor Credit Co. 1.70% 2016	17,000	17,018
Ford Motor Credit Co. 2.50% 2016	13,000	13,003
Ford Motor Credit Co. 1.50% 2017	8,500	8,442
Ford Motor Credit Co. 2.145% 2018	15,485	15,437
Ford Motor Credit Co. 2.375% 2018	8,990	8,974
Ford Motor Credit Co. 2.551% 2018	9,015	8,957
Ford Motor Credit Co. 2.597% 2019	26,735	26,276
Ford Motor Credit Co. 2.459% 2020	18,090	17,563
Ford Motor Credit Co. 3.157% 2020	30,400	30,341
Ford Motor Credit Co. 3.20% 2021	9,000	8,950
Ford Motor Credit Co. 3.219% 2022	16,000	15,687
Ford Motor Credit Co. 4.375% 2023	15,475	15,932
Ford Motor Credit Co. 3.664% 2024	10,000	9,750
Ford Motor Credit Co. 4.134% 2025	28,300	28,269
General Motors Co. 4.00% 2025	6,075	5,777
General Motors Financial Co. 3.10% 2019	18,400	18,390
General Motors Financial Co. 3.50% 2019	4,685	4,706
General Motors Financial Co. 3.70% 2020	42,325	42,504
General Motors Financial Co. 4.375% 2021	5,500	5,587
General Motors Financial Co. 3.45% 2022	52,100	50,076
General Motors Financial Co. 4.25% 2023	1,500	1,486
General Motors Financial Co. 4.30% 2025	8,175	7,948
Home Depot, Inc. 4.40% 2021	15,000	16,532
Home Depot, Inc. 3.35% 2025	3,350	3,429
Home Depot, Inc. 5.95% 2041	7,500	9,351
Johnson Controls, Inc. 1.40% 2017	10,000	9,901
McDonald’s Corp. 2.75% 2020	12,720	12,728
McDonald’s Corp. 3.70% 2026	17,905	17,932
NBC Universal Enterprise, Inc. 5.25% (undated)[3]	475	505
NBCUniversal Media, LLC 2.875% 2016	12,000	12,059
Nordstrom, Inc. 4.00% 2021	6,245	6,610
Thomson Reuters Corp. 1.65% 2017	4,965	4,942
Thomson Reuters Corp. 6.50% 2018	20,815	22,995
Thomson Reuters Corp. 4.30% 2023	4,500	4,606
Thomson Reuters Corp. 5.65% 2043	2,000	2,098
Time Warner Cable Inc. 6.75% 2018	20,000	21,838
Time Warner Inc. 3.60% 2025	66,100	64,504
Time Warner Inc. 3.875% 2026	25,000	24,846
American Balanced Fund — Page 10 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Toyota Motor Credit Corp. 2.15% 2020	$18,500	$18,514
Volkswagen International Finance NV 2.375% 2017[3]	16,000	15,948
		1,107,726
Energy 1.30%
Anadarko Petroleum Corp. 5.95% 2016	14,500	14,902
Anadarko Petroleum Corp. 6.45% 2036	685	662
APT Pipelines Ltd. 4.20% 2025[3]	27,300	25,701
BG Energy Capital PLC 2.875% 2016[3]	8,325	8,416
Canadian Natural Resources Ltd. 5.70% 2017	11,925	12,183
Canadian Natural Resources Ltd. 3.80% 2024	1,720	1,522
Cenovus Energy Inc. 3.00% 2022	2,000	1,777
Cenovus Energy Inc. 3.80% 2023	20,710	18,791
Chevron Corp. 2.419% 2020	23,000	22,901
Chevron Corp. 3.326% 2025	13,700	13,816
Devon Energy Corp. 2.25% 2018	12,060	11,017
Devon Energy Corp. 5.00% 2045	25,840	19,648
Diamond Offshore Drilling, Inc. 4.875% 2043	36,530	22,313
Ecopetrol SA 5.375% 2026	13,385	11,427
Enbridge Energy Partners, LP 9.875% 2019	11,250	12,823
Enbridge Energy Partners, LP 4.375% 2020	15,730	15,367
Enbridge Energy Partners, LP 4.20% 2021	300	287
Enbridge Energy Partners, LP 5.875% 2025	48,445	46,780
Enbridge Energy Partners, LP 5.50% 2040	15,000	11,500
Enbridge Energy Partners, LP 7.375% 2045	19,575	18,808
Enbridge Energy Partners, LP, Series B, 6.50% 2018	17,370	18,210
Enbridge Energy Partners, LP, Series B, 7.50% 2038	12,250	11,729
Enbridge Inc. 5.60% 2017	10,000	10,289
Enbridge Inc. 4.00% 2023	45,000	39,878
Energy Transfer Partners, LP 4.15% 2020	11,500	10,624
Energy Transfer Partners, LP 4.75% 2026	20,600	17,765
Energy Transfer Partners, LP 6.125% 2045	14,990	12,233
EnLink Midstream Partners, LP 4.40% 2024	16,245	12,890
EnLink Midstream Partners, LP 4.15% 2025	37,740	29,102
EnLink Midstream Partners, LP 5.05% 2045	9,405	5,848
Ensco PLC 5.20% 2025	8,370	5,969
Enterprise Products Operating LLC 5.20% 2020	6,355	6,675
Enterprise Products Operating LLC 3.90% 2024	16,545	15,469
Enterprise Products Operating LLC 3.70% 2026	3,140	2,825
Enterprise Products Operating LLC 4.90% 2046	11,905	9,761
Exxon Mobil Corp. 1.912% 2020	18,000	17,867
Halliburton Co. 3.375% 2022	12,525	12,339
Halliburton Co. 3.80% 2025	34,090	33,256
Halliburton Co. 5.00% 2045	26,970	26,703
Kinder Morgan Energy Partners, LP 6.00% 2017	18,000	18,216
Kinder Morgan Energy Partners, LP 2.65% 2019	20,000	18,505
Kinder Morgan Energy Partners, LP 9.00% 2019	4,395	4,731
Kinder Morgan Energy Partners, LP 3.50% 2021	3,980	3,568
Kinder Morgan Energy Partners, LP 4.15% 2022	12,855	11,442
Kinder Morgan Energy Partners, LP 4.25% 2024	10,545	8,993
Kinder Morgan Energy Partners, LP 5.40% 2044	13,135	9,957
Kinder Morgan Energy Partners, LP 5.50% 2044	4,571	3,576
Kinder Morgan, Inc. 3.05% 2019	17,150	15,893
Kinder Morgan, Inc. 4.30% 2025	19,285	16,702
American Balanced Fund — Page 11 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Kinder Morgan, Inc. 5.30% 2034	$8,205	$6,480
Kinder Morgan, Inc. 5.55% 2045	10,500	8,225
Noble Corp PLC 5.95% 2025	8,745	6,045
Petróleos Mexicanos 3.50% 2023	22,000	19,250
Petróleos Mexicanos 5.50% 2044	6,800	5,150
Petróleos Mexicanos 5.625% 2046[3]	25,290	19,447
Phillips 66 Partners LP 3.605% 2025	5,380	4,733
Pioneer Natural Resources Co. 3.45% 2021	11,530	10,663
Pioneer Natural Resources Co. 4.45% 2026	6,370	5,748
Schlumberger BV 3.00% 2020[3]	14,535	14,366
Schlumberger BV 3.625% 2022[3]	40,865	40,448
Schlumberger BV 4.00% 2025[3]	29,240	28,928
Shell International Finance BV 2.25% 2020	57,450	56,653
Southwestern Energy Co. 4.95% 2025	12,055	7,610
Spectra Energy Partners, LP 4.75% 2024	7,030	6,824
Statoil ASA 3.125% 2017	16,500	16,931
Statoil ASA 2.75% 2021	5,395	5,370
Statoil ASA 3.25% 2024	1,690	1,662
Statoil ASA 4.25% 2041	6,000	5,677
StatoilHydro ASA 1.80% 2016	16,000	16,099
TC PipeLines, LP 4.375% 2025	20,235	17,806
TransCanada PipeLines Ltd. 5.00% 2043	22,000	20,308
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	6,410	5,951
Transocean Inc. 7.13% 2021	7,050	4,574
Western Gas Partners LP 3.95% 2025	3,730	3,139
Williams Partners LP 4.50% 2023	12,400	10,060
Williams Partners LP 4.30% 2024	16,170	12,841
Williams Partners LP 3.90% 2025	12,000	9,038
Williams Partners LP 4.00% 2025	4,800	3,601
Williams Partners LP 5.40% 2044	1,915	1,287
Williams Partners LP 5.10% 2045	13,795	9,104
Woodside Petroleum Ltd. 3.65% 2025[3]	12,400	11,012
		1,096,686
Consumer staples 0.93%
Altria Group, Inc. 9.25% 2019	5,067	6,209
Altria Group, Inc. 2.625% 2020	14,760	14,801
Altria Group, Inc. 2.95% 2023	12,000	11,698
Altria Group, Inc. 4.00% 2024	7,400	7,680
Altria Group, Inc. 9.95% 2038	13,500	21,705
Altria Group, Inc. 4.50% 2043	13,700	13,044
Altria Group, Inc. 5.375% 2044	16,245	17,536
Anheuser-Busch InBev NV 7.75% 2019	20,000	23,132
British American Tobacco International Finance PLC 2.125% 2017[3]	16,000	16,106
British American Tobacco International Finance PLC 9.50% 2018[3]	11,955	14,280
British American Tobacco International Finance PLC 3.50% 2022[3]	17,905	18,392
British American Tobacco International Finance PLC 3.95% 2025[3]	16,500	17,019
Coca-Cola Co. 1.80% 2016	17,500	17,611
CVS Caremark Corp. 2.25% 2019	10,960	10,959
CVS Caremark Corp. 3.875% 2025	8,815	9,015
CVS Caremark Corp. 5.125% 2045	13,300	14,065
General Mills, Inc. 2.20% 2019	9,235	9,246
Imperial Tobacco Finance PLC 2.05% 2018[3]	16,000	15,937
Imperial Tobacco Finance PLC 3.50% 2023[3]	17,000	16,685
American Balanced Fund — Page 12 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Kraft Foods Inc. 2.25% 2017	$4,725	$4,761
Kraft Foods Inc. 3.50% 2022	23,285	23,581
Kroger Co. 5.00% 2042	2,500	2,567
Kroger Co. 5.15% 2043	6,800	7,150
Mead Johnson Nutrition Co. 3.00% 2020	6,525	6,533
Mead Johnson Nutrition Co. 4.125% 2025	5,415	5,469
PepsiCo, Inc. 7.90% 2018	15,000	17,585
Pernod Ricard SA 2.95% 2017[3]	35,500	35,952
Pernod Ricard SA 4.45% 2022[3]	9,600	9,969
Philip Morris International Inc. 3.25% 2024	24,300	24,477
Philip Morris International Inc. 3.375% 2025	34,830	35,295
Philip Morris International Inc. 4.25% 2044	6,000	5,810
Reynolds American Inc. 2.30% 2018	5,900	5,941
Reynolds American Inc. 3.25% 2022	11,420	11,315
Reynolds American Inc. 4.00% 2022	6,695	6,974
Reynolds American Inc. 4.85% 2023	12,000	12,854
Reynolds American Inc. 4.45% 2025	34,365	36,028
Reynolds American Inc. 5.70% 2035	1,555	1,709
Reynolds American Inc. 6.15% 2043	1,975	2,246
Reynolds American Inc. 5.85% 2045	63,065	70,323
SABMiller Holdings Inc. 2.45% 2017[3]	20,245	20,404
SABMiller Holdings Inc. 2.20% 2018[3]	18,700	18,667
The JM Smucker Co. 2.50% 2020	3,315	3,295
The JM Smucker Co. 3.00% 2022	4,985	4,967
The JM Smucker Co. 3.50% 2025	21,040	20,985
The JM Smucker Co. 4.375% 2045	12,885	12,587
Tyson Foods, Inc. 3.95% 2024	10,420	10,718
Walgreens Boots Alliance, Inc. 3.30% 2021	20,000	19,649
Walgreens Boots Alliance, Inc. 3.80% 2024	21,335	20,753
Wal-Mart Stores, Inc. 2.80% 2016	19,000	19,105
Wal-Mart Stores, Inc. 3.30% 2024	12,295	12,710
WM. Wrigley Jr. Co 3.375% 2020[3]	22,500	22,973
		788,472
Utilities 0.91%
Alabama Power Co. 2.80% 2025	3,555	3,436
Ameren Corp. 3.65% 2026	5,965	5,956
American Electric Power Co. 2.95% 2022	16,090	15,927
Berkshire Hathaway Energy Co. 2.40% 2020	13,643	13,529
Berkshire Hathaway Energy Co. 3.50% 2025	5,615	5,579
CenterPoint Energy Resources Corp. 4.50% 2021	8,751	9,199
CMS Energy Corp. 8.75% 2019	6,647	7,955
CMS Energy Corp. 5.05% 2022	9,215	10,041
CMS Energy Corp. 3.875% 2024	14,310	14,558
CMS Energy Corp. 3.60% 2025	1,595	1,589
Comision Federal de Electricidad 6.125% 2045[3]	3,000	2,753
Commonwealth Edison Company 4.35% 2045	8,345	8,414
Consumers Energy Co. 3.375% 2023	1,435	1,469
Consumers Energy Co., First Mortgage Bonds, 3.125% 2024	10,520	10,513
Dominion Gas Holdings LLC 2.50% 2019	17,885	17,878
Dominion Gas Holdings LLC 2.80% 2020	11,725	11,772
Dominion Gas Holdings LLC 3.60% 2024	13,178	13,067
Duke Energy Corp. 3.95% 2023	7,000	7,221
Duke Energy Corp. 3.75% 2024	69,025	70,108
American Balanced Fund — Page 13 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Duke Energy Progress Inc. 4.15% 2044	$26,190	$25,642
E.ON International Finance BV 5.80% 2018[3]	24,450	26,345
Electricité de France SA 2.35% 2020[3]	21,000	20,700
Electricité de France SA 3.625% 2025[3]	36,545	35,817
Electricité de France SA 6.95% 2039[3]	9,000	11,091
Entergy Corp. 4.70% 2017	9,600	9,846
Exelon Corp. 2.85% 2020	15,000	14,938
MidAmerican Energy Co. 2.40% 2019	5,500	5,546
MidAmerican Energy Holdings Co. 5.75% 2018	15,300	16,539
MidAmerican Energy Holdings Co. 3.75% 2023	20,000	20,560
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	8,450	10,314
National Rural Utilities Cooperative Finance Corp. 2.15% 2019	18,000	18,054
National Rural Utilities Cooperative Finance Corp. 2.00% 2020	14,460	14,224
National Rural Utilities Cooperative Finance Corp. 2.30% 2020	13,600	13,484
National Rural Utilities Cooperative Finance Corp. 3.25% 2025	18,270	18,219
Niagara Mohawk Power Corp. 3.508% 2024[3]	6,375	6,409
Northeast Utilities 1.60% 2018	10,000	9,900
Northeast Utilities 3.15% 2025	8,845	8,655
Northern States Power Co. 4.125% 2044	18,000	17,900
NV Energy, Inc 6.25% 2020	10,168	11,564
Ohio Power Co., Series G, 6.60% 2033	165	200
Pacific Gas and Electric Co. 3.25% 2023	6,742	6,771
Pacific Gas and Electric Co. 3.85% 2023	21,430	22,307
Pacific Gas and Electric Co. 3.40% 2024	3,369	3,389
Pacific Gas and Electric Co. 3.75% 2024	20,000	20,645
Pacific Gas and Electric Co. 4.75% 2044	4,930	5,143
Pacific Gas and Electric Co. 4.30% 2045	3,170	3,142
PacifiCorp., First Mortgage Bonds, 5.65% 2018	2,465	2,688
PacifiCorp., First Mortgage Bonds, 3.60% 2024	18,405	19,041
PacifiCorp. 3.35% 2025	7,800	7,877
PG&E Corp. 2.40% 2019	9,380	9,369
Public Service Electric and Gas Co., 2.375% 2023	2,075	1,990
Public Service Electric and Gas Co., 3.05% 2024	13,425	13,397
Puget Energy Inc. 3.65% 2025	9,400	9,130
Puget Sound Energy, Inc., First Lien, 6.50% 2020	5,750	6,595
Puget Sound Energy, Inc., First Lien, 6.00% 2021	8,400	9,477
Puget Sound Energy, Inc., First Lien, 5.625% 2022	14,950	16,616
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	14,000	14,181
Southern California Edison Co. 1.845% 2022[7]	14,323	14,197
Tampa Electric Co. 4.35% 2044	11,410	11,223
Teco Finance, Inc. 5.15% 2020	5,627	6,049
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,7]	1,360	1,415
Virginia Electric and Power Co. 3.10% 2025	7,230	7,173
Virginia Electric and Power Co., Series B, 5.95% 2017	8,000	8,601
Xcel Energy Inc. 4.70% 2020	4,845	5,213
Xcel Energy Inc. 3.30% 2025	455	446
		772,986
Information technology 0.52%
Harris Corp. 3.832% 2025	2,615	2,581
Harris Corp. 4.854% 2035	17,195	16,971
Hewlett-Packard Co. 4.40% 2022[3]	28,000	27,936
Intel Corp. 3.70% 2025	33,500	34,697
Intel Corp. 4.90% 2045	14,540	15,407
American Balanced Fund — Page 14 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
International Business Machines Corp. 1.95% 2016	$35,000	$35,213
KLA-Tencor Corp. 4.65% 2024	10,000	10,084
Microsoft Corp. 2.65% 2022	18,000	18,001
Microsoft Corp. 3.125% 2025	28,300	28,500
Microsoft Corp. 4.20% 2035	18,000	18,404
Microsoft Corp. 4.45% 2045	11,485	11,874
Oracle Corp. 2.375% 2019	17,500	17,782
Oracle Corp. 2.80% 2021	6,100	6,184
Oracle Corp. 2.50% 2022	18,500	18,185
Oracle Corp. 2.95% 2025	19,800	19,355
QUALCOMM Inc. 3.45% 2025	16,400	15,751
Visa Inc. 2.80% 2022	23,000	23,063
Visa Inc. 3.15% 2025	49,000	49,165
Visa Inc. 4.15% 2035	29,500	29,840
Visa Inc. 4.30% 2045	35,605	36,179
Xerox Corp. 2.75% 2019	5,000	4,915
		440,087
Telecommunication services 0.47%
AT&T Inc. 2.40% 2016	18,000	18,122
AT&T Inc. 3.00% 2022	30,000	29,226
AT&T Inc. 3.40% 2025	46,529	44,813
AT&T Inc. 4.50% 2035	21,760	20,190
AT&T Inc. 4.80% 2044	6,800	6,253
AT&T Inc. 4.35% 2045	5,000	4,314
British Telecommunications PLC 2.35% 2019	13,285	13,331
Deutsche Telekom International Finance BV 9.25% 2032	9,719	14,288
France Télécom 4.125% 2021	20,000	21,201
France Télécom 9.00% 2031	1,625	2,299
Orange SA 2.75% 2019	14,870	15,093
Orange SA 5.50% 2044	14,000	14,896
Telefónica Emisiones, SAU 3.992% 2016	18,000	18,050
Telefónica Emisiones, SAU 3.192% 2018	15,000	15,301
Verizon Communications Inc. 3.00% 2021	5,674	5,667
Verizon Communications Inc. 5.15% 2023	3,326	3,663
Verizon Communications Inc. 4.272% 2036	74,149	67,144
Verizon Communications Inc. 6.25% 2037	20,000	22,520
Verizon Communications Inc. 4.522% 2048	70,385	63,193
		399,564
Industrials 0.44%
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[7]	10,125	10,764
Atlas Copco AB 5.60% 2017[3]	15,905	16,656
Canadian National Railway Co. 1.45% 2016	8,900	8,919
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[7]	2,259	2,316
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[7]	1,689	1,725
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[7]	5,174	5,507
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[7]	3,406	3,530
Danaher Corp. 2.30% 2016	16,795	16,890
ERAC USA Finance Co. 2.80% 2018[3]	9,900	9,973
FedEx Corp. 4.75% 2045	65,685	65,292
General Electric Capital Corp. 0.964% 2016[3]	26,908	26,921
General Electric Capital Corp. 2.95% 2016	5,305	5,340
General Electric Capital Corp. 2.342% 2020[3]	18,286	18,164
American Balanced Fund — Page 15 of 30

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
General Electric Capital Corp., Series A, 6.00% 2019	$2,577	$2,921
General Electric Co. 5.25% 2017	11,000	11,749
General Electric Co. 2.70% 2022	11,000	10,971
General Electric Co. 4.125% 2042	11,000	10,770
Lockheed Martin Corp. 3.10% 2023	4,710	4,715
Lockheed Martin Corp. 3.55% 2026	48,050	48,396
Lockheed Martin Corp. 4.70% 2046	18,490	19,104
Southwest Airlines Co. 2.75% 2019	6,255	6,312
Union Pacific Corp. 5.70% 2018	11,150	12,274
United Technologies Corp. 3.10% 2022	30,000	30,573
Waste Management, Inc. 2.60% 2016	8,890	8,953
Waste Management, Inc. 2.90% 2022	15,000	14,750
		373,485
Materials 0.29%
Agrium Inc. 4.125% 2035	7,820	6,673
BHP Billiton Finance Ltd. 6.25% 2075[3]	3,175	3,116
BHP Billiton Finance Ltd. 6.75% 2075[3]	26,325	25,469
Chevron Phillips Chemical Company LLC 2.45% 2020[3]	16,880	16,685
CRH America, Inc. 3.875% 2025[3]	7,700	7,666
Eastman Chemical Co. 2.70% 2020	21,000	20,821
Eastman Chemical Co. 3.80% 2025	9,800	9,515
Ecolab Inc. 3.00% 2016	9,410	9,548
Ecolab Inc. 4.35% 2021	1,000	1,069
Ecolab Inc. 5.50% 2041	1,500	1,639
Georgia-Pacific Corp. 2.539% 2019[3]	21,000	20,905
Glencore Funding LLC 2.875% 2020[3]	9,800	7,651
Holcim Ltd. 5.15% 2023[3]	12,500	13,400
International Paper Co. 3.65% 2024	8,500	8,335
International Paper Co. 7.30% 2039	8,425	9,626
Monsanto Co. 3.375% 2024	10,000	9,559
Monsanto Co. 4.40% 2044	13,090	10,882
Mosaic Co. 5.625% 2043	4,000	3,847
Packaging Corp. of America 4.50% 2023	610	642
Praxair, Inc. 1.05% 2017	16,000	15,863
Praxair, Inc. 2.25% 2020	13,990	13,957
Rio Tinto Finance (USA) Ltd. 1.625% 2017	16,000	15,777
Rohm and Haas Co. 6.00% 2017	5,003	5,327
Xstrata Canada Financial Corp. 2.70% 2017[3]	8,200	7,506
		245,478
Total corporate bonds & notes		9,280,300
Mortgage-backed obligations 7.60%
Australia & New Zealand Banking Group Ltd. 2.40% 2016[3,7]	750	758
Aventura Mall Trust, Series A, 3.867% 2032[3,6,7]	20,700	21,632
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[6,7]	6,239	6,274
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 2046[7]	1,604	1,617
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.558% 2049[6,7]	11,552	11,883
Banc of America Commercial Mortgage Inc., Series 2007-2, Class A-M, 5.629% 2049[6,7]	4,100	4,236
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 6.002% 2051[6,7]	1,250	1,308
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.424% 2051[6,7]	23,702	25,124
Bank of America Merrill Lynch Large Loan Inc., Series 2015-200P, Class A, 3.218% 2033[3,7]	11,150	11,077
Bank of Montreal 2.625% 2017[3,7]	650	651
American Balanced Fund — Page 16 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Bank of Montreal 1.95% 2017[3,7]	$250	$252
Bank of Nova Scotia 2.15% 2016[3,7]	350	352
Bank of Nova Scotia 1.75% 2017[3,7]	65,625	66,026
Bank of Nova Scotia 1.95% 2017[3,7]	200	202
Bank of Nova Scotia 2.125% 2019[7]	16,225	16,224
Barclays Bank PLC 2.25% 2017[3,7]	2,850	2,884
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class AM, 5.449% 2040[6,7]	1,366	1,365
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A1A, 5.62% 2038[6,7]	4,764	4,778
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-1-A, 5.65% 2050[6,7]	1,766	1,856
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[6,7]	9,377	9,787
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[6,7]	6,425	6,838
Bellemeade Re Ltd., Series 2015-1-A, Class M-1, 2.922% 2025[2,3,6,7]	30,753	30,741
Caisse Centrale Desjardins 1.60% 2017[3,7]	600	602
Canadian Imperial Bank of Commerce 2.75% 2016[3,7]	400	400
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 2.814% 2033[6,7]	2,243	2,262
Citigroup Commercial Mortgage Trust, Series 2015-GC-29, Class AAB, 2.984% 2048[7]	5,010	4,974
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A-4, 3.762% 2048[7]	6,100	6,254
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A-4, 5.431% 2049[7]	6,289	6,376
Citigroup Commercial Mortgage Trust, Series 2015-GC-33, Class A-4, 3.778% 2058[7]	10,000	10,251
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[7]	16,506	16,733
COMM Mortgage Trust Series 2014-277P, Class A, 3.611% 2049[3,6,7]	31,500	32,139
Commercial Mortgage Trust, Series 2015-3BP, Class A, 3.178% 2035[3,7]	9,700	9,548
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[7]	17,603	18,014
Commercial Mortgage Trust, Series 2015-CR-27, Class ASB, 3.404% 2048[7]	4,920	4,967
Commercial Mortgage Trust, Series 2015-CCRE-26, Class C, 4.496% 2048[6,7]	5,040	4,684
Commercial Mortgage Trust, Series 2007-C9, Class A-1-A, 5.989% 2049[6,7]	880	917
Commercial Mortgage Trust, Series 2015-PC1, Class A-5, 3.902% 2050[7]	15,265	15,789
Commercial Mortgage Trust, Series 2015-LC-23, Class ASB, 3.598% 2053[7]	19,241	19,729
Commonwealth Bank of Australia 0.75% 2016[3,7]	13,750	13,751
Commonwealth Bank of Australia 2.25% 2017[3,7]	675	682
Commonwealth Bank of Australia 1.875% 2018[3,7]	5,700	5,691
Commonwealth Bank of Australia 2.00% 2019[3,7]	23,500	23,446
Connecticut Avenue Securities, Series 2013-C01, Class M-1, 2.422% 2023[3,6,7]	584	589
Connecticut Avenue Securities, Series 2014-C01, Class M-1, 2.022% 2024[3,6,7]	1,319	1,321
Connecticut Avenue Securities, Series 2015-C01, Class 1-M-1, 1.922% 2025[6,7]	2,380	2,382
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[3,7]	47,140	46,942
Credit Mutuel-CIC Home Loan SFH 1.50% 2017[3,7]	800	798
Credit Suisse Group AG 2.60% 2016[3,7]	700	704
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class A, 1.131% 2027[3,6,7]	5,215	5,182
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032[7]	618	662
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032[7]	420	455
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033[7]	579	620
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033[7]	991	1,053
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034[7]	2,974	3,061
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[7]	8,539	8,702
CS First Boston Mortgage Securities Corp., Series 2007-C3, Class A-1-A-1, 5.699% 2039[6,7]	14,627	15,177
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[6,7]	17,641	18,244
CSAIL Commercial Mortgage Trust, Series 2015-C-4, Class ASB, 3.6167% 2048[7]	12,800	13,152
DBUBS Mortgage Trust, Series 2011-LC2A, Class A-2, 3.386% 2044[3,7]	13,904	13,955
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[3,7]	3,353	3,363
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[3,7]	9,500	10,494
DNB ASA 1.45% 2019[3,7]	925	919
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.045% 2031[3,6,7]	9,329	9,217
Fannie Mae 11.00% 2018[7]	13	14
American Balanced Fund — Page 17 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.50% 2025[7]	$4,760	$5,144
Fannie Mae 4.50% 2025[7]	4,049	4,321
Fannie Mae 2.50% 2027[7]	29,272	29,748
Fannie Mae 2.50% 2027[7]	28,090	28,547
Fannie Mae 2.50% 2027[7]	2,029	2,056
Fannie Mae 2.50% 2027[7]	1,851	1,881
Fannie Mae 2.50% 2027[7]	1,413	1,426
Fannie Mae 2.50% 2027[7]	1,004	1,020
Fannie Mae 2.50% 2027[7]	873	887
Fannie Mae 2.50% 2027[7]	866	880
Fannie Mae 2.50% 2028[7]	22,415	22,780
Fannie Mae 2.50% 2028[7]	5,284	5,370
Fannie Mae 2.50% 2028[7]	2,656	2,686
Fannie Mae 2.50% 2028[7]	2,416	2,448
Fannie Mae 2.50% 2028[7]	2,296	2,326
Fannie Mae 2.50% 2028[7]	1,512	1,537
Fannie Mae 2.50% 2028[7]	943	955
Fannie Mae 2.50% 2028[7]	747	757
Fannie Mae 2.50% 2028[7]	364	369
Fannie Mae 5.50% 2033[7]	3,548	3,969
Fannie Mae 5.50% 2033[7]	3,189	3,562
Fannie Mae 5.50% 2033[7]	368	411
Fannie Mae 4.50% 2034[7]	12,759	13,836
Fannie Mae 3.00% 2035[7]	38,990	39,768
Fannie Mae 3.00% 2035[7]	35,215	35,900
Fannie Mae 3.00% 2035[7]	27,986	28,530
Fannie Mae 3.50% 2035[7]	79,742	83,296
Fannie Mae 3.50% 2035[7]	63,714	66,389
Fannie Mae 3.50% 2035[7]	47,925	49,971
Fannie Mae 3.50% 2035[7]	41,184	42,945
Fannie Mae 3.50% 2035[7]	13,271	13,863
Fannie Mae 3.50% 2035[7]	637	664
Fannie Mae 5.00% 2035[7]	1,297	1,436
Fannie Mae 5.50% 2035[7]	1,464	1,637
Fannie Mae 5.50% 2035[7]	835	940
Fannie Mae 6.50% 2035[7]	3,123	3,680
Fannie Mae 5.50% 2036[7]	311	348
Fannie Mae 5.50% 2036[7]	283	317
Fannie Mae 6.00% 2036[7]	974	1,102
Fannie Mae 6.00% 2037[7]	11,921	13,528
Fannie Mae 6.50% 2037[7]	2,442	2,790
Fannie Mae 6.50% 2037[7]	2,059	2,250
Fannie Mae 6.50% 2037[7]	1,352	1,531
Fannie Mae 7.00% 2037[7]	616	681
Fannie Mae 7.00% 2037[7]	480	530
Fannie Mae 7.00% 2037[7]	324	358
Fannie Mae 5.50% 2038[7]	658	735
Fannie Mae 6.50% 2038[7]	3,468	3,979
Fannie Mae 5.50% 2039[7]	110	123
Fannie Mae 6.00% 2039[7]	16,369	18,485
Fannie Mae 4.00% 2040[7]	3,908	4,166
Fannie Mae 4.50% 2040[7]	19,690	21,314
Fannie Mae 4.50% 2040[7]	16,162	17,495
Fannie Mae 4.50% 2040[7]	12,680	13,725
Fannie Mae 5.00% 2040[7]	14,695	16,222
American Balanced Fund — Page 18 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 5.00% 2040[7]	$3,110	$3,442
Fannie Mae 5.00% 2040[7]	1,810	1,998
Fannie Mae 5.00% 2040[7]	1,322	1,456
Fannie Mae 4.00% 2041[7]	14,481	15,420
Fannie Mae 4.00% 2041[7]	10,869	11,573
Fannie Mae 4.00% 2041[7]	10,870	11,532
Fannie Mae 4.00% 2041[7]	6,551	6,984
Fannie Mae 4.00% 2041[7]	4,011	4,277
Fannie Mae 4.00% 2041[7]	3,120	3,315
Fannie Mae 4.00% 2041[7]	2,074	2,216
Fannie Mae 4.50% 2041[7]	8,780	9,505
Fannie Mae 5.00% 2041[7]	2,796	3,088
Fannie Mae 5.00% 2041[7]	2,529	2,793
Fannie Mae 5.00% 2041[7]	2,281	2,520
Fannie Mae 5.00% 2041[7]	2,050	2,265
Fannie Mae 5.00% 2041[7]	2,027	2,236
Fannie Mae 5.00% 2041[7]	1,787	1,974
Fannie Mae 5.00% 2041[7]	1,350	1,491
Fannie Mae 5.00% 2041[7]	996	1,099
Fannie Mae 5.00% 2041[7]	594	659
Fannie Mae 5.00% 2041[7]	593	652
Fannie Mae 5.00% 2041[7]	538	593
Fannie Mae 5.00% 2041[7]	300	331
Fannie Mae 5.00% 2041[7]	295	326
Fannie Mae 5.00% 2041[7]	181	199
Fannie Mae 5.00% 2041[7]	144	158
Fannie Mae 5.00% 2041[7]	116	127
Fannie Mae 5.00% 2041[7]	46	50
Fannie Mae 5.00% 2041[7]	39	43
Fannie Mae 5.00% 2041[7]	34	37
Fannie Mae 4.00% 2042[7]	31,874	33,984
Fannie Mae 4.00% 2042[7]	15,965	16,999
Fannie Mae 4.00% 2042[7]	10,770	11,482
Fannie Mae 4.00% 2042[7]	10,330	11,044
Fannie Mae 4.00% 2042[7]	8,665	9,227
Fannie Mae 4.00% 2042[7]	3,605	3,833
Fannie Mae 4.00% 2042[7]	2,689	2,859
Fannie Mae 5.00% 2042[7]	513	564
Fannie Mae 5.00% 2042[7]	500	550
Fannie Mae 3.00% 2043[7]	34,277	34,350
Fannie Mae 3.00% 2043[7]	33,680	33,753
Fannie Mae 3.00% 2043[7]	19,599	19,661
Fannie Mae 3.00% 2043[7]	18,926	18,964
Fannie Mae 3.00% 2043[7]	18,262	18,297
Fannie Mae 3.00% 2043[7]	15,480	15,510
Fannie Mae 3.00% 2043[7]	15,071	15,101
Fannie Mae 3.00% 2043[7]	14,764	14,825
Fannie Mae 3.00% 2043[7]	12,039	12,062
Fannie Mae 3.00% 2043[7]	10,204	10,227
Fannie Mae 3.00% 2043[7]	7,707	7,722
Fannie Mae 3.00% 2043[7]	4,327	4,336
Fannie Mae 3.00% 2043[7]	4,295	4,305
Fannie Mae 3.00% 2043[7]	4,229	4,238
Fannie Mae 3.00% 2043[7]	4,214	4,223
Fannie Mae 3.50% 2043[7]	38,017	39,274
American Balanced Fund — Page 19 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 3.50% 2043[7]	$23,093	$23,857
Fannie Mae 3.50% 2043[7]	16,829	17,385
Fannie Mae 3.50% 2043[7]	6,240	6,446
Fannie Mae 3.50% 2043[7]	2,855	2,951
Fannie Mae 4.00% 2043[7]	16,342	17,441
Fannie Mae 4.00% 2043[7]	9,733	10,362
Fannie Mae 4.00% 2043[7]	4,220	4,485
Fannie Mae 4.00% 2043[7]	3,098	3,311
Fannie Mae 4.00% 2043[7]	3,011	3,218
Fannie Mae 4.00% 2043[7]	1,006	1,074
Fannie Mae 4.00% 2043[7]	607	650
Fannie Mae 4.00% 2043[7]	561	599
Fannie Mae 4.00% 2043[7]	552	590
Fannie Mae 4.00% 2043[7]	471	504
Fannie Mae 4.00% 2043[7]	406	433
Fannie Mae 4.50% 2043[7]	19,112	20,654
Fannie Mae 4.50% 2043[7]	11,917	12,874
Fannie Mae 3.50% 2044[7]	39,294	40,570
Fannie Mae 3.50% 2044[7]	23,713	24,483
Fannie Mae 3.50% 2044[7]	23,502	24,265
Fannie Mae 4.00% 2045[7]	95,195	101,374
Fannie Mae 4.00% 2045[7]	26,481	28,200
Fannie Mae 4.00% 2045[7]	19,371	20,629
Fannie Mae 3.00% 2046[7,8]	39,000	42,050
Fannie Mae 3.00% 2046[7,8]	2,230	2,229
Fannie Mae 4.00% 2046[7,8]	181,106	191,254
Fannie Mae 4.00% 2046[7,8]	105,730	111,861
Fannie Mae 6.50% 2047[7]	311	348
Fannie Mae 6.50% 2047[7]	121	135
Fannie Mae 6.50% 2047[7]	81	91
Fannie Mae 7.00% 2047[7]	267	303
Fannie Mae 7.00% 2047[7]	240	272
Fannie Mae 7.00% 2047[7]	130	147
Fannie Mae 7.00% 2047[7]	106	120
Fannie Mae 7.00% 2047[7]	89	101
Fannie Mae 7.00% 2047[7]	13	15
Fannie Mae, Series 2014-M6, Class FA, multifamily 0.484% 2017[6,7]	9,908	9,898
Fannie Mae, Series 2012-M8, multifamily 1.52% 2019[7]	12,502	12,541
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 2022[6,7]	8,570	8,433
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[7]	21,843	21,798
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022[7]	14,000	14,164
Fannie Mae, Series 2014-M1, multifamily 3.311% 2023[6,7]	16,000	16,564
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[6,7]	19,245	20,080
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[6,7]	16,585	17,494
Fannie Mae, Series 2014-M9, multifamily 3.103% 2024[6,7]	16,865	17,186
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.475% 2024[6,7]	18,000	18,799
Fannie Mae, Series 2001-4, Class NA, 9.736% 2025[6,7]	9	10
Fannie Mae, Series 2001-20, Class D, 10.956% 2031[6,7]	1	1
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[7]	1,492	1,297
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[7]	265	312
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[7]	185	211
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[7]	342	397
Fannie Mae, Series 2002-W1, Class 2A, 6.335% 2042[6,7]	373	429
Freddie Mac 5.00% 2023[7]	3,371	3,626
Freddie Mac 5.00% 2023[7]	2,361	2,539
American Balanced Fund — Page 20 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 5.00% 2023[7]	$1,383	$1,487
Freddie Mac 5.00% 2023[7]	672	724
Freddie Mac 5.00% 2023[7]	669	720
Freddie Mac 5.00% 2023[7]	606	651
Freddie Mac 5.00% 2024[7]	4,425	4,785
Freddie Mac 6.00% 2026[7]	1,741	1,957
Freddie Mac 6.00% 2026[7]	1,474	1,657
Freddie Mac 6.00% 2026[7]	1,283	1,443
Freddie Mac 6.50% 2027[7]	602	681
Freddie Mac 6.50% 2027[7]	309	350
Freddie Mac 6.50% 2027[7]	128	146
Freddie Mac 6.50% 2028[7]	391	443
Freddie Mac 3.00% 2034[7]	65,279	66,752
Freddie Mac 3.00% 2035[7]	19,277	19,690
Freddie Mac 3.00% 2035[7]	4,016	4,102
Freddie Mac 3.00% 2035[7]	3,897	3,972
Freddie Mac 3.50% 2035[7]	59,852	62,429
Freddie Mac 3.50% 2035[7]	54,175	56,546
Freddie Mac 3.50% 2035[7]	39,909	41,658
Freddie Mac 3.50% 2035[7]	39,002	40,715
Freddie Mac 3.50% 2035[7]	26,429	27,551
Freddie Mac 3.50% 2035[7]	13,294	13,865
Freddie Mac 3.50% 2035[7]	12,393	12,927
Freddie Mac 3.50% 2035[7]	9,941	10,369
Freddie Mac 5.50% 2037[7]	375	417
Freddie Mac 5.50% 2037[7]	81	89
Freddie Mac 5.50% 2038[7]	278	309
Freddie Mac 5.50% 2038[7]	111	123
Freddie Mac 6.00% 2038[7]	1,814	2,044
Freddie Mac 6.00% 2038[7]	270	305
Freddie Mac 5.50% 2039[7]	409	455
Freddie Mac 2.722% 2040[6,7]	80	85
Freddie Mac 4.50% 2040[7]	15,050	16,242
Freddie Mac 4.50% 2040[7]	742	801
Freddie Mac 4.50% 2041[7]	2,048	2,212
Freddie Mac 4.50% 2041[7]	1,943	2,094
Freddie Mac 4.50% 2041[7]	843	912
Freddie Mac 4.50% 2041[7]	549	592
Freddie Mac 4.50% 2041[7]	375	404
Freddie Mac 4.50% 2041[7]	117	126
Freddie Mac 5.00% 2041[7]	757	833
Freddie Mac 4.00% 2043[7]	2,711	2,882
Freddie Mac 4.00% 2043[7]	1,119	1,189
Freddie Mac 4.00% 2043[7]	1,002	1,066
Freddie Mac 4.00% 2043[7]	804	857
Freddie Mac 4.00% 2043[7]	501	536
Freddie Mac 4.00% 2045[7]	95,137	101,232
Freddie Mac 4.00% 2045[7]	14,442	15,354
Freddie Mac 3.50% 2046[7,8]	100,000	102,914
Freddie Mac 4.00% 2046[7,8]	100,000	105,621
Freddie Mac, Series K714, Class A2, multifamily 3.034% 2020[6,7]	7,825	8,096
Freddie Mac, Series K716, Class A2, multifamily 3.13% 2021[7]	7,560	7,832
Freddie Mac, Series KS01, Class A1, multifamily 1.693% 2022[7]	2,908	2,893
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[7]	16,000	15,847
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[7]	16,555	16,463
American Balanced Fund — Page 21 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[7]	$15,904	$16,038
Freddie Mac, Series K718, Class A2, multifamily 2.791% 2022[7]	8,135	8,263
Freddie Mac, Series K721, Class A2, multifamily 3.090% 2022[7]	28,000	28,816
Freddie Mac, Series 2013-DN2, Class M-1, 1.872% 2023[6,7]	6,992	6,996
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[7]	1,075	1,079
Freddie Mac, Series K034, Class A1, multifamily 2.669% 2023[7]	7,908	8,095
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[6,7]	16,500	17,396
Freddie Mac, Series 2013-DN1, Class M-1, 3.822% 2023[6,7]	9,257	9,473
Freddie Mac, Series 2014-DN2, Class M-1, 1.272% 2024[6,7]	3,295	3,293
Freddie Mac, Series 2014-DN1, Class M-1, 1.422% 2024[6,7]	6,716	6,714
Freddie Mac, Series 2014-HQ2, Class M-1, 1.872% 2024[6,7]	13,633	13,673
Freddie Mac, Series 2014-DN2, Class M-2, 2.072% 2024[6,7]	11,535	11,325
Freddie Mac, Series 2014-HQ1, Class M-1, 2.072% 2024[6,7]	8,993	9,018
Freddie Mac, Series 2014-HQ3, Class M-1, 2.072% 2024[6,7]	6,534	6,550
Freddie Mac, Series 2014-HQ2, Class M-2, 2.622% 2024[6,7]	21,320	21,020
Freddie Mac, Series 2014-DN4, Class M-2, 2.822% 2024[6,7]	8,480	8,531
Freddie Mac, Series 2014-HQ1, Class M-2, 2.922% 2024[6,7]	11,100	11,152
Freddie Mac, Series K043, Class A2, multifamily 3.062% 2024[7]	36,400	36,725
Freddie Mac, Series K040, Class A2, multifamily 3.241% 2024[7]	13,416	13,816
Freddie Mac, Series 2015-HQ2, Class M-1, 1.522% 2025[6,7]	3,300	3,296
Freddie Mac, Series 2015-DN1, Class M-1, 1.672% 2025[6,7]	4,227	4,234
Freddie Mac, Series 2015-HQ2, Class M-2, 2.372% 2025[6,7]	11,200	10,946
Freddie Mac, Series K044, Class A2, multifamily 2.811% 2025[7]	13,505	13,343
Freddie Mac, Series K048, Class A2, multifamily 3.284% 2025[6,7]	34,275	35,239
Freddie Mac, Series K047, Class A2, multifamily 3.329% 2025[7]	20,000	20,555
Freddie Mac, Series K050, Class A2, multifamily 3.334% 2025[6,7]	11,440	11,746
Freddie Mac, Series 2015-HQA-2, Class M-1, 1.572% 2028[6,7]	2,825	2,826
Freddie Mac, Series T-041, Class 3-A, 6.040% 2032[6,7]	1,802	2,050
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[7]	3,813	3,537
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[7]	2,510	2,330
Freddie Mac, Series 3318, Class JT, 5.50% 2037[7]	4,401	4,863
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, 5.29% 2045[6,7]	6,299	6,293
Government National Mortgage Assn. 10.00% 2021[7]	99	112
Government National Mortgage Assn. 6.00% 2038[7]	10,633	11,983
Government National Mortgage Assn. 6.50% 2038[7]	5,362	6,136
Government National Mortgage Assn. 4.00% 2039[7]	2,131	2,262
Government National Mortgage Assn. 4.00% 2039[7]	1,994	2,116
Government National Mortgage Assn. 4.00% 2039[7]	1,257	1,335
Government National Mortgage Assn. 4.00% 2040[7]	15,539	16,774
Government National Mortgage Assn. 4.00% 2040[7]	11,378	12,142
Government National Mortgage Assn. 4.00% 2040[7]	3,605	3,830
Government National Mortgage Assn. 4.00% 2040[7]	3,344	3,610
Government National Mortgage Assn. 4.00% 2040[7]	3,248	3,491
Government National Mortgage Assn. 4.00% 2040[7]	1,917	2,036
Government National Mortgage Assn. 4.00% 2040[7]	1,709	1,815
Government National Mortgage Assn. 4.00% 2041[7]	25,102	26,660
Government National Mortgage Assn. 4.00% 2041[7]	3,240	3,441
Government National Mortgage Assn. 4.00% 2041[7]	1,964	2,087
Government National Mortgage Assn. 4.00% 2041[7]	393	417
Government National Mortgage Assn. 4.50% 2043[7]	3,665	3,944
Government National Mortgage Assn. 4.00% 2044[7]	268	286
Government National Mortgage Assn. 3.50% 2045[7]	237,685	248,133
Government National Mortgage Assn. 3.50% 2045[7]	65,835	68,729
Government National Mortgage Assn. 3.50% 2045[7]	50,397	52,613
Government National Mortgage Assn. 4.00% 2045[7]	336,133	357,234
American Balanced Fund — Page 22 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.00% 2045[7]	$156,649	$166,649
Government National Mortgage Assn. 4.00% 2045[7]	131,944	140,346
Government National Mortgage Assn. 4.00% 2045[7]	11,779	12,543
Government National Mortgage Assn. 4.50% 2045[7]	85,405	91,949
Government National Mortgage Assn. 4.50% 2045[7]	77,004	82,768
Government National Mortgage Assn. 4.50% 2045[7]	57,070	61,411
Government National Mortgage Assn. 4.50% 2045[7]	55,881	60,132
Government National Mortgage Assn. 3.50% 2046[7,8]	30,900	32,204
Government National Mortgage Assn. 4.00% 2046[7,8]	204,875	217,530
Government National Mortgage Assn. 5.104% 2061[7]	1,746	1,839
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.826% 2038[6,7]	16,327	16,405
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 6.021% 2038[6,7]	364	367
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-1-A, 5.426% 2039[7]	3,981	4,090
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[7]	32,668	33,418
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[7]	33,774	35,400
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A-4, 5.56% 2039[7]	9,966	10,115
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A-2, 3.645% 2044[3,7]	694	693
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A-1-A, 5.988% 2045[6,7]	3,013	3,136
GS Mortgage Securities Corp. II, Series 2015-GC-34, Class AAB, 3.278% 2048[7]	5,300	5,323
GS Mortgage Securities Corp. II, Series 2015-GS-1, Class AAB, 3.553% 2048[7]	8,700	8,905
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[3,7]	14,110	14,075
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[3,7]	4,325	4,299
Hilton USA Trust, Series 2013-HLF, CFX, 3.714% 2030[3,7]	1,250	1,241
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A-1-A, 5.471% 2043[6,7]	2,993	3,003
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-1-A, 5.811% 2043[6,7]	1,362	1,373
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[6,7]	4,509	4,516
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.911% 2045[6,7]	11,635	11,682
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[3,7]	9,172	9,183
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[3,7]	3,999	4,033
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.431% 2047[6,7]	5,074	5,191
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[7]	5,703	5,883
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.695% 2049[6,7]	31,772	32,798
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.883% 2049[6,7]	46,442	48,481
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[7]	19,199	20,074
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[6,7]	14,008	14,680
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045[7]	28,919	29,099
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-3, 5.336% 2047[7]	9,578	9,762
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047[7]	15,596	15,871
JPMBB Commercial Mortgage Securities Trust, Series 2015-C-32, Class ASB, 3.358% 2048[7]	1,845	1,864
JPMBB Commercial Mortgage Securities Trust, Series 2015-C-33, Class ASB, 3.5623% 2048[7]	13,500	13,776
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3,7]	9,549	10,609
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 6.052% 2044[6,7]	6,410	6,646
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[6,7]	7,006	7,009
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[7]	41,848	43,064
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[7]	27,986	28,743
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[6,7]	2,675	2,741
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[6,7]	24,060	25,154
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.156% 2045[6,7]	11,575	12,399
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A1A, 5.739% 2043[6,7]	1,309	1,324
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 5.837% 2050[6,7]	8,000	8,261
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A-1-A, 5.88% 2046[6,7]	8,724	8,792
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 5.877% 2049[6,7]	10,000	10,431
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-27, Class ASB, 3.557% 2047[7]	11,345	11,611
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-22, Class ASB, 3.04% 2048[7]	5,020	5,020
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-26, Class ASB, 3.323% 2048[7]	10,000	10,055
American Balanced Fund — Page 23 of 30

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-25, Class ASB, 3.383% 2048[7]	$4,500	$4,573
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-24, Class A-4, 3.732% 2048[7]	20,245	20,691
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C-25, Class C, 4.529% 2048[6,7]	4,950	4,653
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[3,7]	14,570	14,894
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[7]	22,493	22,953
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044[7]	4,500	4,623
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 5.917% 2049[6,7]	20,304	21,112
National Australia Bank 2.00% 2017[3,7]	500	504
National Australia Bank 1.25% 2018[3,7]	14,120	13,992
National Australia Bank 2.00% 2019[3,7]	4,925	4,924
National Australia Bank 2.125% 2019[3,7]	11,000	10,963
National Bank of Canada 2.20% 2016[3,7]	600	606
Nordea Eiendomskreditt AS 2.125% 2017[3,7]	700	705
Royal Bank of Canada 1.125% 2017[7]	1,000	1,001
Royal Bank of Canada 2.00% 2019[7]	3,550	3,560
Royal Bank of Canada 2.20% 2019[7]	37,700	37,766
Royal Bank of Canada 1.875% 2020[7]	31,650	31,111
Royal Bank of Canada 2.10% 2020[7]	5,000	4,923
Sparebank 1 Boligkreditt AS 2.625% 2016[3,7]	400	402
Sparebank 1 Boligkreditt AS 2.30% 2017[3,7]	750	759
Swedbank AB 2.125% 2016[3,7]	525	528
Swedbank AB 2.95% 2016[3,7]	300	301
Swedbank AB 1.375% 2018[3,7]	925	916
Toronto-Dominion Bank 1.625% 2016[3,7]	400	402
Toronto-Dominion Bank 1.50% 2017[3,7]	65,000	65,126
UBS AG 0.75% 2016[3,7]	925	925
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[7]	14,000	14,329
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.899% 2043[6,7]	31,845	32,106
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A, 5.749% 2045[6,7]	3,772	3,805
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-5, 5.50% 2047[7]	10,000	10,289
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.713% 2049[6,7]	31,635	32,439
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A-M, 5.952% 2051[6,7]	17,000	17,873
Wells Fargo Commercial Mortgage Trust, Series 2015-SG-1, Class A-4, 3.789% 2047[7]	14,550	14,998
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS-1, Class ASB, 2.934% 2048[7]	4,505	4,474
Wells Fargo Commercial Mortgage Trust, Series 2015-C-31, Class ASB, 3.487% 2048[7]	2,700	2,737
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS-42, Class ASB, 3.522% 2048[7]	10,775	11,025
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS-2, Class A-5, 3.767% 2058[7]	7,635	7,838
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 2.738% 2035[6,7]	7,622	7,713
Westpac Banking Corp. 2.45% 2016[3,7]	575	582
Westpac Banking Corp. 1.25% 2017[3,7]	800	793
Westpac Banking Corp. 1.375% 2018[3,7]	3,325	3,288
Westpac Banking Corp. 1.85% 2018[3,7]	8,300	8,287
Westpac Banking Corp. 2.00% 2019[3,7]	28,300	28,120
Westpac Banking Corp. 2.25% 2020[3,7]	12,500	12,358
Westpac Banking Corp. 2.00% 2021[3,7]	10,825	10,706
		6,428,004
Asset-backed obligations 1.53%
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[3,7]	16,535	16,494
Aesop Funding LLC, Series 2015-1, Class A, 2.50% 2021[3,7]	55,500	55,374
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[3,7]	18,500	18,372
Aesop Funding LLC, Series 2015-2-A, Class A, 2.63% 2021[3,7]	11,665	11,533
Ally Auto Receivables Trust, Series 2014-1, Class A3, 0.97% 2018[7]	9,080	9,060
Ally Master Owner Trust, Series 2014-4, Class A1, 0.73% 2019[6,7]	10,000	9,976
Ally Master Owner Trust, Series 2014-1, Class A1, 0.80% 2019[6,7]	6,985	6,977
American Balanced Fund — Page 24 of 30

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Ally Master Owner Trust, Series 2014-1, Class A2, 1.29% 2019[7]	$7,675	$7,658
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[7]	28,610	28,558
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-2-A, 0.72% 2018[7]	7,475	7,463
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class C, 1.93% 2018[7]	710	711
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class C-2, 2.67% 2018[7]	1,023	1,024
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A-3, 1.15% 2019[7]	6,300	6,274
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A-3, 1.26% 2019[7]	11,125	11,071
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-3, 1.27% 2019[7]	8,705	8,677
Appalachian Consumer Rate Relief Funding LLC, Series 2013-1, Class A-2, 3.77% 2031[7]	1,310	1,415
ARI Fleet Lease Trust, Series 2014-A, Class A-2, 0.81% 2022[3,7]	1,245	1,243
Bank of the West Auto Trust, Series 2014-1, Class A-2, 0.69% 2017[3,7]	4,608	4,608
Bank of the West Auto Trust, Series 2014-1, Class A-3, 1.09% 2019[3,7]	5,580	5,559
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[7]	15,110	15,115
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 2.012% 2020[2,3,6,7]	5,750	5,745
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.22% 2021[2,3,6,7]	12,145	12,144
CarMaxAuto Owner Trust, Series 2014-1, Class A-3, 0.79% 2018[7]	9,569	9,546
CarMaxAuto Owner Trust, Series 2014-4, Class A-3, 1.25% 2019[7]	12,600	12,554
Chase Issuance Trust, Series 2014-A7, Class A, 1.38% 2019[7]	22,000	21,940
Chesapeake Funding LLC, Series 2014-1-A, Class A, 0.689% 2026[3,6,7]	13,066	13,050
Chrysler Capital Auto Receivables Trust, Series 2014-A-A, Class A-3, 0.83% 2018[3,7]	3,829	3,824
Chrysler Capital Auto Receivables Trust, Series 2015-A, Class A-3, 1.22% 2019[3,7]	26,435	26,334
Chrysler Capital Auto Receivables Trust, Series 2014-A-A, Class A-4, 1.31% 2019[3,7]	4,150	4,146
Citi Held For Issuance, Series 2015-PM-2, Class A, 2.35% 2022[3,7]	16,175	16,132
Citi Held For Issuance, Series 2015-PM-3, Class A, 2.60% 2022[3,7]	5,155	5,152
Citi Held For Issuance, Series 2015-PM-3, Class B, 4.45% 2022[3,7]	2,590	2,582
Citibank Credit Card Issuance Trust, Series 2008-A-2, Class A2, 1.57% 2020[6,7]	8,000	8,122
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15% 2021[7]	16,725	16,799
Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.82% 2021[3,7]	3,476	3,499
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 2019[3,7]	2,643	2,634
CPS Auto Receivables Trust, Series 2015-C, Class A, 1.77% 2019[3,7]	5,368	5,352
CPS Auto Receivables Trust, Series 2015-A, Class B, 2.79% 2021[3,7]	1,250	1,249
CPS Auto Receivables Trust, Series 2015-A, Class C, 4.00% 2021[3,7]	960	959
CWABS, Inc., Series 2004-BC1, Class M-1, 1.172% 2034[6,7]	2,349	2,262
Dell Equipment Finance Trust, Series 2014-1, Class A2, 0.64% 2016[3,7]	991	990
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[7]	20,680	20,719
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90% 2022[7]	18,500	18,269
DRB Prime Student Loan Trust, Series 2015-D, Class A-3, 2.50% 2036[3,7]	3,945	3,936
Drive Auto Receivables Trust, Series 2015-DA, Class A-2-A, 1.23% 2018[3,7]	3,195	3,191
Drive Auto Receivables Trust, Series 2015-AA, Class B, 2.28% 2019[3,7]	6,000	6,043
Drive Auto Receivables Trust, Series 2015-B-A, Class C, 2.76% 2021[3,7]	20,720	20,577
Drive Auto Receivables Trust, Series 2015-CA, Class C, 3.01% 2021[3,7]	5,910	5,852
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[3,7]	9,500	9,516
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[3,7]	18,790	18,681
Drivetime Auto Owner Trust, Series 2015-3-A, Class A, 1.66% 2019[3,7]	9,742	9,717
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[3,7]	6,063	6,051
Enterprise Fleet Financing LLC, Series 2014-1, Class A3, 1.38% 2019[3,7]	5,000	4,996
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 2020[3,7]	9,655	9,617
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30% 2020[3,7]	19,000	18,937
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[7]	7,555	7,531
Ford Credit Auto Lease Trust, Series 2014-B, Class A3, 0.89% 2017[7]	10,060	10,049
Ford Credit Auto Owner Trust, Series 2014-A-A3, 0.79% 2018[7]	7,623	7,619
Ford Credit Auto Owner Trust, Series 2014-B-A3, 0.90% 2018[7]	10,440	10,419
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[3,7]	4,250	4,289
Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% 2026[3,7]	19,800	19,634
American Balanced Fund — Page 25 of 30

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[3,7]	$26,380	$26,333
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[3,7]	51,470	51,251
Ford Credit Floorplan Master Owner Trust, Series 2015-1, Class A-1, 1.42% 2020[7]	18,860	18,723
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A-1, 1.98% 2022[7]	14,390	14,320
Henderson Receivables LLC, Series 2006-4-A, Class A-1, 0.531% 2041[3,6,7]	5,769	5,583
Henderson Receivables LLC, Series 2006-3-A, Class A-1, 0.531% 2041[3,6,7]	5,008	4,797
Henderson Receivables LLC, Series 2015-2A, Class A, 3.87% 2058[3,7]	3,871	3,848
Henderson Receivables LLC, Series 2015-1A, Class A, 3.26% 2072[3,7]	7,305	7,098
Henderson Receivables LLC, Series 2014-2A, Class A, 3.61% 2073[3,7]	7,204	7,239
Henderson Receivables LLC, Series 2014-3A, Class A, 3.50% 2077[3,7]	2,865	2,862
Hertz Fleet Lease Funding LP, Series 2014-1-A, 0.693% 2028[3,6,7]	13,132	13,139
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[3,7]	16,000	15,981
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-2, 1.83% 2019[3,7]	23,840	23,667
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-3A, Class A, 2.67% 2021[3,7]	18,085	17,884
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[3,7]	31,211	30,958
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 3.52% 2021[3,7]	1,263	1,248
Hilton Grand Vacation Trust, Series 2014-AA, Class A, 1.77% 2026[3,7]	3,693	3,626
Honda Auto Receivables Owner Trust, Series 2015-1, Class A-2, 0.70% 2017[7]	6,573	6,567
Honda Auto Receivables Owner Trust, Series 2014-3, Class A-3, 0.88% 2018[7]	13,315	13,284
Honda Auto Receivables Owner Trust, Series 2014-4, Class A-3, 0.99% 2018[7]	11,560	11,530
Hyundai Auto Receivables Trust, Series 2013-B, Class A4, 1.01% 2019[7]	10,500	10,492
MarketPlace Loan Trust, Series 2015-AV-1, Class A, 4.00% 2021[3,7]	7,514	7,454
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A3, 0.87% 2018[7]	12,750	12,714
Mississippi Higher Education Assistance Corp., Series 2014-1, Class A1, 1.102% 2035[6,7]	4,750	4,606
Navient Student Loan Trust, Series 2015-A, Class A-1, 0.831% 2021[3,6,7]	3,493	3,486
Navient Student Loan Trust, Series 2014-AA, Class A-1, 0.811% 2022[3,6,7]	2,240	2,238
Navient Student Loan Trust, Series 2015-2, Class A-3, 0.992% 2040[6,7]	2,725	2,584
New Residential Advance Receivables Trust, Series 2015-T-4, Class A-T-4, 3.1956% 2047[3,7]	8,000	7,983
Ocwen Master Advance Receivable Trust, Series 2015-1, Class AT-1, 2.5365% 2046[3,7]	4,384	4,386
Ocwen Master Advance Receivable Trust, Series 2015-T-3, Class AT-3, 3.211% 2047[3,7]	6,000	5,989
Onemain Financial Issuance Trust, Series 2015-2-A, Class A, 2.57% 2025[3,7]	6,000	6,032
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[6,7]	249	258
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033[7]	801	828
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033[7]	426	442
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94% 2017[7]	1,751	1,759
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-2, 0.72% 2018[7]	3,283	3,279
Santander Drive Auto Receivables Trust, Series 2014-3, Class A3, 0.81% 2018[7]	13,145	13,133
Santander Drive Auto Receivables Trust, Series 2014-4, Class A3, 1.08% 2018[7]	12,975	12,969
Santander Drive Auto Receivables Trust, Series 2013-3, Class B, 1.19% 2018[7]	10,329	10,326
Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.59% 2018[7]	8,155	8,153
Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.94% 2018[7]	15,406	15,428
Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.01% 2018[7]	428	430
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2018[7]	221	221
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-3, 1.15% 2019[7]	15,175	15,153
Santander Drive Auto Receivables Trust, Series 2013-3, Class C, 1.81% 2019[7]	9,425	9,417
Santander Drive Auto Receivables Trust, Series 2014-4, Class B, 1.82% 2019[7]	7,255	7,263
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2019[7]	9,489	9,509
Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33% 2019[7]	5,000	5,009
Santander Drive Auto Receivables Trust, Series 2013-A, Class C, 3.12% 2019[3,7]	1,040	1,052
Santander Drive Auto Receivables Trust, Series 2015-5, Class B, 1.96% 2020[7]	4,500	4,463
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[7]	11,496	11,517
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25% 2020[7]	1,275	1,291
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[7]	15,310	15,154
Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74% 2021[7]	17,985	17,852
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[7]	125	124
American Balanced Fund — Page 26 of 30

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[7]	$7,100	$7,095
SLM Private Credit Student Loan Trust, Series 2008-1, Class A-3, 0.82% 2017[6,7]	4,041	4,037
SLM Private Credit Student Loan Trust, Series 2014-A, Class A-1, 0.931% 2022[3,6,7]	2,562	2,557
SMB Private Education Loan Trust, Series 2015-A, Class A-2-A, 2.49% 2027[3,7]	2,100	2,052
Social Professional Loan Program LLC, Series 2015-C, Class A-1, 1.47% 2035[3,6,7]	7,598	7,449
Social Professional Loan Program LLC, Series 2015-D, Class A-2, 2.72% 2036[3,7]	27,000	26,920
Solarcity LMC Series LLC, Series 2015-1, Class A, 4.18% 2045[2,3,7]	7,413	7,092
South Carolina Student Loan Corp., Series 2014-1, Class A1, 0.994% 2030[6,7]	4,550	4,410
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1.244% 2033[6,7]	12,240	11,775
South Carolina Student Loan Corp., Series 2014-1, Class B, 1.744% 2035[6,7]	3,350	2,980
SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.70% 2023[3,7]	5,120	5,111
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76% 2018[7]	4,850	4,844
Trade Maps Ltd., 2013-1-A-A, 0.993% 2018[3,6,7]	12,320	12,245
Trade Maps Ltd., 2013-1-A-B, 1.543% 2018[3,6,7]	2,220	2,189
USAA Auto Owner Trust, Series 2014-1, Class A-3, 0.58% 2017[7]	4,544	4,542
Utility Debt Securitization Auth., Series 2013-T, 2.042% 2021[7]	3,510	3,515
Utility Debt Securitization Auth., Series 2013-T, 3.435% 2025[7]	2,625	2,723
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A-3 0.95% 2019[7]	37,000	36,469
Westlake Automobile Receivables Trust, Series 2015-1-A, Class A-2, 1.17% 2018[3,7]	4,011	4,002
World Financial Network Credit Card Master Note Trust, Series 2015-A, Class A, 0.811% 2022[6,7]	2,625	2,611
World Omni Auto Receivables Trust, Series 2014-B, Class A-3, 1.14% 2020[7]	8,990	8,956
		1,294,326
Federal agency bonds & notes 1.17%
CoBank, ACB 1.112% 2022[3,6]	25,105	23,787
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026[7]	6,221	6,256
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026[7]	3,639	3,660
Fannie Mae 0.375% 2016	64,125	64,021
Fannie Mae 0.50% 2016	94,090	94,089
Fannie Mae 0.625% 2016	62,975	62,935
Fannie Mae 2.625% 2024	73,995	74,836
Fannie Mae 6.25% 2029	4,000	5,414
Federal Farm Credit Banks 0.401% 2017[6]	31,250	31,250
Federal Farm Credit Banks 0.477% 2017[6]	23,143	23,130
Federal Home Loan Bank 0.375% 2016	21,230	21,217
Federal Home Loan Bank 0.50% 2016	35,895	35,862
Federal Home Loan Bank 2.125% 2016	61,140	61,528
Federal Home Loan Bank 1.875% 2020	25,660	25,864
Federal Home Loan Bank 3.375% 2023	16,840	18,111
Federal Home Loan Bank 5.50% 2036	600	782
Freddie Mac 0.50% 2016	114,105	114,048
Freddie Mac 2.50% 2016	83,400	84,026
Freddie Mac 0.75% 2018	132,200	131,088
Freddie Mac 2.375% 2022	27,000	27,390
Japan Finance Organization for Municipalities 2.125% 2019[3]	10,000	10,061
Private Export Funding Corp. 2.80% 2022	3,125	3,237
Private Export Funding Corp. 3.55% 2024	25,897	27,870
Tennessee Valley Authority, Series B, 3.50% 2042	14,750	13,682
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	3,750	3,757
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	5,800	5,988
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	3,000	3,029
United States Agency for International Development, Ukraine, 1.844% 2019	8,665	8,725
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.49% 2029[7]	802	824
American Balanced Fund — Page 27 of 30

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.82% 2032[7]	$4,164	$4,406
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 2.94% 2033[7]	1,500	1,470
		992,343
Bonds & notes of governments & government agencies outside the U.S. 0.26%
Caisse d’Amortissement de la Dette Sociale 1.125% 2017[3]	9,205	9,213
Caisse d’Amortissement de la Dette Sociale 3.375% 2024[3]	10,000	10,608
Europe Government Agency-Guaranteed, Dexia Credit Local 1.25% 2016[3]	2,300	2,304
FMS Wertmanagement 1.625% 2018	5,000	5,018
Instituto de Credito Oficial 1.125% 2016[3]	9,000	8,997
Inter-American Development Bank 4.375% 2044	1,800	2,126
International Bank for Reconstruction and Development 8.25% 2016	1,050	1,101
Israeli Government 3.15% 2023	35,000	35,724
Landwirtschaftliche Rentenbank 1.75% 2019	8,880	8,915
Province of Manitoba 3.05% 2024	13,500	13,695
Province of Ontario 3.20% 2024	10,000	10,289
Spanish Government 4.00% 2018[3]	54,950	57,430
Swedish Export Credit Corp. 2.875% 2023[3]	3,000	2,974
United Mexican States Government Global 3.60% 2025	32,600	31,850
United Mexican States Government Global 5.55% 2045	15,000	15,431
		215,675
Municipals 0.15%
State of California, Infrastructure and Econ. Dev. Bank, Rev. Ref. Bonds (J. Paul Getty Trust), Series 2011-A-2, 0.29% 2038 (put 2017)[6]	2,400	2,398
State of California, Los Angeles Community College Dist. (County of Los Angeles), G.O. Build America Bonds, 2008 Election, Series 2010-E, 6.60% 2042	15,000	20,560
State of California, Regents of the University of California, General Rev. Bonds, Series 2014-AN, 4.765% 2044	2,250	2,293
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	1,880	2,004
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	2,345	2,526
State of Connecticut, Housing Fin. Auth., Housing Mortgage Fin. Program Rev. Ref. Bonds, Series 2013-B-2, 4.00% 2032	1,725	1,829
State of Florida, Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2011-C, 4.50% 2030	235	248
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	4,000	4,060
State of Georgia, Housing and Fin. Auth., Single-family Mortgage Bonds, Series 2013-A, 3.00% 2043	290	294
State of Illinois, Housing Dev. Auth., Housing Rev. Bonds, Series 2013-A, 2.45% 2043[7]	1,154	1,108
State of Iowa, Fin. Auth., Single-family Mortgage Bonds (Mortgage-backed Securities Program), Series 2013-1, 2.15% 2043[7]	767	709
State of Kentucky, Housing Corp., Housing Rev. Bonds, Series 2013-D, 3.50% 2033	1,310	1,373
State of Maine, Housing Auth., Mortgage Purchase Rev. Ref. Bonds, Series 2014-A-1, AMT, 3.25% 2043	855	876
State of Maine, Housing Auth., Mortgage Purchase Rev. Ref. Bonds, Series 2014-C-1, AMT, 3.50% 2044	870	924
State of Maryland, Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2014-B, AMT, 3.25% 2044	3,825	4,008
State of Maryland, Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	3,590	3,562
State of Massachusetts, Housing Fin. Agcy., Single-family Housing Rev. Bonds, Series 167, 4.00% 2043	600	636
State of Michigan, City of Detroit, Sewage Disposal System Rev. Ref. Bonds, Series 2006-D, Assured Guaranty Municipal insured, 0.818% 2032[6]	5,000	4,515
State of Minnesota, Housing Fin. Agcy., Homeownership Fin. Bonds (GNMA and FNMA Pass-Through Program), Series 2012-B, 2.25% 2042[7]	1,257	1,211
American Balanced Fund — Page 28 of 30

Bonds, notes & other debt instruments Municipals (continued)	Principal amount (000)	Value (000)
State of Minnesota, Housing Fin. Agcy., Homeownership Fin. Bonds (GNMA and FNMA Pass-Through Program), Series 2013-A, 2.35% 2043[7]	$1,347	$1,300
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2013-A, AMT, 3.00% 2031	320	325
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-B, 4.00% 2038	1,310	1,397
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-C, AMT, 4.00% 2045	9,465	10,113
State of Mississippi, Home Corp., Single-family Mortgage Rev. Bonds, Series 2009-A-2, 5.00% 2039	395	424
State of Missouri, Housing Dev. Commission, Single-family Mortgage Rev. Bonds (Special Homeownership Loan Program), Series 2014-A, 4.00% 2041	1,475	1,576
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2013-E, 3.00% 2043	325	330
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2013-E, 3.00% 2043	465	477
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	15,250	14,989
State of New Mexico, Mortgage Fin. Auth., Single-family Mortgage Program Rev. Ref. Bonds, Series 2012-B-1, Class I, AMT, 3.75% 2043	670	691
State of Oklahoma, Housing Fin. Agcy., Single-family Mortgage Rev. Bonds (Homeownership Loan Program), Series 2012-A, 5.00% 2043	870	945
Territory of Puerto Rico, Electric Power Auth., Power Rev. Ref. Bonds, Series UU, Assured Guaranty Municipal insured, 0.738% 2029[6]	10,200	7,357
Territory of Puerto Rico, Highways and Transportation Auth., Transportation Rev. Ref. Bonds, Series 2007-N, Assured Guaranty insured, 5.25% 2034	1,140	1,149
Territory of Puerto Rico, Highways and Transportation Auth., Transportation Rev. Ref. Bonds, Series 2007-N, Assured Guaranty insured, 5.25% 2036	2,700	2,708
State of South Carolina, Housing Fin. Auth., Mortgage Rev. Ref. Bonds, AMT, 4.00% 2041	4,490	4,840
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	1,490	1,549
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2013-E, AMT, 4.00% 2044	755	787
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	870	926
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2012-E, 2.197% 2019	14,500	14,601
State of Washington, Housing Fin. Commission, Single-family Program Bonds, Series 2014-1-N, 3.00% 2037	660	677
State of Washington, Housing Fin. Commission, Single-family Program Rev. Ref. Bonds, Series 2013-1-N, 3.00% 2043	215	220
		122,515
Miscellaneous 0.16%
Other bonds & notes in initial period of acquisition		137,093
Total bonds, notes & other debt instruments (cost: $28,295,404,000)		28,234,030
Short-term securities 6.90%
Abbott Laboratories 0.19% due 1/25/2016[3]	45,000	44,993
Apple Inc. 0.15%–0.20% due 1/11/2016–1/20/2016[3]	79,100	79,091
CAFCO, LLC 0.28% due 2/22/2016	25,000	24,991
Caterpillar Financial Services Corp. 0.46% due 2/19/2016	50,000	49,973
Chevron Corp. 0.25% due 2/5/2016[3]	20,000	19,993
Ciesco LLC 0.50% due 5/3/2016	75,000	74,886
Fannie Mae 0.17%–0.33% due 1/4/2016–4/27/2016	553,306	553,034
Federal Farm Credit Banks 0.22%–0.40% due 2/11/2016–7/1/2016	127,500	127,350
Federal Home Loan Bank 0.10%–0.57% due 1/8/2016–6/27/2016	3,371,299	3,369,366
Freddie Mac 0.15%–0.51% due 1/4/2016–5/18/2016	648,800	648,488
GE Capital Treasury Services (U.S.) LLC 0.43% due 2/17/2016	50,000	49,976
Intel Corp. 0.40% due 2/25/2016	66,100	66,061
John Deere Financial Ltd. 0.19% due 1/21/2016[3]	24,000	23,996
Pfizer Inc 0.18%–0.31% due 1/7/2016–2/22/2016[3]	100,000	99,975
American Balanced Fund — Page 29 of 30

Short-term securities	Principal amount (000)	Value (000)
Qualcomm Inc. 0.18% due 1/6/2016[3]	$60,000	$59,997
Regents of the University of California 0.18% due 1/25/2016	50,000	49,992
U.S. Treasury Bills 0.19%–0.55% due 3/17/2016–6/9/2016	390,000	389,658
Walt Disney Co. 0.19% due 1/13/2016[3]	30,000	29,998
Wells Fargo Bank, N.A. 0.48% due 5/4/2016–5/16/2016	75,000	75,051
Total short-term securities (cost: $5,836,376,000)		5,836,869
Total investment securities 101.01% (cost: $67,873,104,000)		85,423,398
Other assets less liabilities (1.01)%		(852,197)
Net assets 100.00%		$84,571,201
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $819,807,000, which represented .97% of the net assets of the fund. This amount includes $749,293,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,292,096,000, which represented 3.89% of the net assets of the fund.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $1,482,000, which represented less than .01% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Coupon rate may change periodically.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Purchased on a TBA basis.

Key to abbreviations
ADR = American Depositary Receipts
TBA = To-be-announced
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fin. = Finance
G.O. = General Obligation
Ref. = Refunding
Rev. = Revenue
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-011-0216O-S49184	American Balanced Fund — Page 30 of 30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund”), including the summary schedule of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Balanced Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 11, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND

By /s/ Gregory D. Johnson
Gregory D. Johnson, Vice Chairman, President and Principal Executive Officer

Date: February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gregory D. Johnson
Gregory D. Johnson, Vice Chairman, President and Principal Executive Officer

Date: February 29, 2016

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 29, 2016